UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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MARTHA STEWART LIVING OMNIMEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2012

ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

MARTHA STEWART LIVING OMNIMEDIA, INC.

April 9, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Martha Stewart Living Omnimedia, Inc. Our 2012 Annual Meeting will be held on Wednesday, May 23, 2012 at 12:00 p.m., New York City time. We are very pleased that this year’s annual meeting will be our first completely virtual meeting of stockholders. You will be able to attend the 2012 Annual Meeting and vote during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/mso when you enter your 12-digit Control Number.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our annual meeting, and conserves natural resources. On April 9, 2012, we mailed our stockholders a notice containing instructions on how to access our 2012 Proxy Statement and 2011 Annual Report and vote online. The notice also included instructions on how you can receive a paper copy of the proxy materials, including the notice of annual meeting, 2012 Proxy Statement and proxy card. If you received your proxy materials by mail, the notice of annual meeting, 2012 Proxy Statement and proxy card from our Board of Directors were enclosed. You will find your 12-digit Control Number on your notice or your proxy card, depending on which you received.

At this year’s stockholders’ meeting, you will be asked to elect seven directors to our Board of Directors and to approve an increase in the number of shares reserved for issuance under our Omnibus Stock and Option Compensation Plan. You will also be asked to cast an advisory vote to approve named executive officer compensation. Our Board of Directors unanimously recommends a vote FOR each of the nominees, FOR the increase in shares reserved for issuance under the plan and FOR approval of named executive officer compensation.

It is important that your shares be represented and voted at the meeting regardless of the size of your holdings and whether you plan to attend the meeting. Accordingly, please vote your shares as soon as possible in accordance with the instructions you received.

I am very much looking forward to our 2012 Annual Meeting of Stockholders.

Sincerely,

LISA GERSH

President and Chief Operating Officer

601 West 26th Street	New York, New York 10001	(212) 827-8000

MARTHA STEWART LIVING OMNIMEDIA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 23, 2012

To the Stockholders:

The 2012 Annual Meeting of Stockholders of Martha Stewart Living Omnimedia, Inc., a Delaware corporation, will be held Wednesday, May 23, 2012 at 12:00 p.m., New York City time. Attend the 2012 Annual Meeting online, vote your shares electronically and submit questions during the meeting, by visiting www.virtualshareholdermeeting.com/mso. Be sure to have your 12-digit Control Number to enter the meeting. The meeting will be held for the following purposes:

1.	To elect seven directors to our Board of Directors, each to hold office until our 2013 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve an amendment to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan to increase the number of shares reserved for issuance;

3.	To cast a non-binding advisory vote to approve named executive officer compensation (“say-on-pay”); and

4.	To transact such other business as may properly come before the 2012 Annual Meeting or any adjournments or postponements thereof.

Only holders of record of our Class A Common Stock and Class B Common Stock as of the close of business on March 28, 2012 are entitled to notice of, and will be entitled to vote at, the 2012 Annual Meeting. A list of those stockholders will be open for examination by any stockholder for any purpose germane to the meeting during the 10-day period preceding the 2012 Annual Meeting at our offices located at 601 West 26th Street, New York, New York, 9th floor, during ordinary business hours and electronically during the 2012 Annual Meeting at www.virtualshareholdermeeting.com/mso when you enter your 12-digit Control Number.

You have three options for submitting your vote before the 2012 Annual Meeting:

•	Internet, through computer or mobile device such as a tablet or smartphone;

•	Phone; or

•	Mail.

By order of the Board of Directors,

DANIEL TAITZ

Chief Administrative Officer, General Counsel

and Secretary

New York, New York

April 9, 2012

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the 2012 Annual Meeting on the Internet, please follow the instructions you received to vote your shares as soon as possible, to ensure that your shares are represented.

Please note that we are only mailing a full set of our proxy materials for the 2012 Annual Meeting to those stockholders who specifically request printed copies. If you have only received a Notice Regarding the Availability of Proxy Materials in the mail and wish to request printed copies, please follow the instructions in the Notice.

MARTHA STEWART LIVING OMNIMEDIA, INC.

601 West 26th Street

New York, New York 10001

PROXY STATEMENT

GENERAL INFORMATION

In this Proxy Statement, the terms “we,” “us,” “our,” “the Company” and “MSO” refer to Martha Stewart Living Omnimedia, Inc., a Delaware corporation.

This Proxy Statement is being furnished to holders of our Class A common stock, par value $.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.1 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, our stockholders will be asked:

1.	To elect seven directors to our Board, each to hold office until our 2013 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve an amendment to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Stock Option Compensation Plan (the “Stock Plan”) to increase the number of shares reserved for issuance by 4,557,272 shares;

3.	To cast a non-binding advisory vote to approve named executive officer compensation (“say-on-pay”); and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

ATTENDING THE ANNUAL MEETING

The Company will be hosting the Annual Meeting live via the Internet on Wednesday, May 23, 2012. A summary of the information you need to attend the 2012 Annual Meeting online is provided below:

•	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/mso

•	Webcast starts at 12:00 p.m. New York City time

•	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet

•	Please have your 12-digit Control Number (found on your notice or proxy card) to enter the Annual Meeting

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/mso

•	Webcast replay of the Annual Meeting will be available until May 1, 2013.

STOCKHOLDER FORUM

Stockholders may access our stockholder forum at www.theinvestornetwork.com/forum/mso. The forum provides validated stockholders the ability to learn more about our Company and submit questions in advance of the Annual Meeting. Stockholders may also view the Company’s proxy materials, vote through the Internet and access the live webcast of the meeting through the stockholder forum. To access the forum, you must have available your 12-digit Control Number, which can be found on your notice or proxy card.

SHARES OUTSTANDING AND ENTITLED TO VOTE ON RECORD DATE

Only holders of record of our Class A Common Stock and Class B Common Stock at the close of business on March 28, 2012 (the “Record Date”) are entitled to notice of, and will be entitled to vote at, the Annual Meeting. Each share of our Class A Common Stock entitles its holder to one vote, while each share of our Class B Common Stock entitles its holder to ten votes. Holders of our Class A Common Stock and Class B Common Stock will vote together as a single class on all matters to be voted upon at the Annual Meeting. As of the Record Date, there were 40,912,688 shares of Class A Common Stock and 25,984,625 shares of Class B Common Stock outstanding. All of our outstanding shares of Class B Common Stock are beneficially owned by Martha Stewart, Founder, Chief Editorial, Media and Content Officer and a director of the Company. As a result, Ms. Stewart controls the vote on the stockholder matters being submitted to a vote at the Annual Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

We are furnishing our proxy materials to stockholders primarily over the Internet. On April 9, 2012, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. Instead, the Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and in our 2011 Annual Report, as well as how to submit your proxy, over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you may request a printed copy of the proxy materials by following the instructions on the Notice. On April 9, 2012, we also began to mail a printed copy of this Proxy Statement, our 2011 Annual Report and form of proxy to certain stockholders who had previously requested printed copies.

VOTING AND REVOCATION OF PROXIES

If you are a stockholder of record, there are three ways to vote by proxy:

•

By Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice or, if you received your proxy materials by mail, by following the instructions on the proxy card.

•

By telephone – If you received your proxy materials by mail or if you request paper copies of the proxy materials, stockholders located in the United States can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

•

By mail – If you received your proxy materials by mail or if you request paper copies of the proxy materials, you can vote by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern time on May 22, 2012. Submitting your proxy by any of these methods will not affect your ability to attend the Annual Meeting and vote during the Annual Meeting at www.virtualshareholdermeeting.com/mso.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

If you submit proxy voting instructions, the individuals named as proxyholders will vote your shares in the manner you indicate. If you submit proxy voting instructions but do not direct how your shares will be voted, the individuals named as proxyholders will vote your shares FOR the election of the nominees for director, FOR the increase in the shares reserved for issuance under the Stock Plan and FOR approval of named executive officer compensation (say-on-pay), and in the discretion of the proxyholders upon such other matters as may come before the Annual Meeting.

Our Board does not currently intend to bring any business before the Annual Meeting other than the election of directors, an increase in the shares reserved for issuance under the Stock Plan and the advisory vote to approve named executive officer compensation. So far as is known to our Board, no other matters are expected to be brought before the stockholders at the Annual Meeting. If any other business properly comes before the stockholders at the Annual Meeting, however, it is intended that the individuals named as proxyholders will vote on such matters in accordance with their discretion.

A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	attending the Annual Meeting and voting via the Internet;

•

voting again by the Internet or telephone (only the last vote cast by each stockholder of record will be counted), provided that the stockholder does so before 11:59 p.m. Eastern time on May 22, 2012; or

•

delivering a written notice, at the address given below, bearing a date later than that indicated on the proxy card or the date you voted by Internet or telephone, but prior to the date of the Annual Meeting, stating that the proxy is revoked;

•	signing and delivering a subsequently dated proxy card prior to the vote at the Annual Meeting.

You should send any written notice or new proxy card to Martha Stewart Living Omnimedia, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. You may request a new proxy card by calling Martha Stewart Living Omnimedia, Inc. at (212) 827-8455.

QUORUM AND VOTING REQUIREMENTS

The required quorum for the transaction of business at our Annual Meeting is a majority of the voting power of our outstanding Class A Common Stock and Class B Common Stock entitled to vote on the Record Date, which shares must be present in person or represented by proxy at the Annual Meeting.

The election of directors set forth in Proposal 1 requires a plurality of the votes cast. Accordingly, the seven directorships to be filled at the Annual Meeting will be filled by the seven nominees receiving the highest number of votes. Only votes cast FOR a director constitute affirmative votes; votes that are withheld will have no effect on the outcome of the vote.

Proposal 2 (increase in Stock Plan shares) and Proposal 3 (say-on-pay advisory vote) require the affirmative vote of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote on the Proposals. Abstentions will have the same effect as a vote against Proposal 2 and Proposal 3.

Votes that are withheld or that abstain will be counted for purposes of determining whether there is a quorum at the Annual Meeting. Because all of the Proposals are considered non-routine matters, if shares are held in street name, brokers may not vote the shares without specific instructions. These “broker non-votes” will have no effect on the determination of a quorum or the outcome of the vote on any Proposal.

SOLICITATION OF PROXIES AND EXPENSES

We bear the costs of the preparation of proxy materials and the solicitation of proxies from our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile, email, in person or by other means of communication. Directors, officers and employees will receive no additional compensation for such solicitation. Upon request, we will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to beneficial owners in accordance with applicable rules. We will not employ the services of an independent proxy solicitor in connection with our Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES AND DESIGNATED DIRECTORS

Our Board currently consists of twelve directors. Immediately prior to the start of the Annual Meeting, the number of directors will be reduced to nine. Seven of the nine directors will be determined by the vote of the holders of Common Stock at the Annual Meeting.

At the Annual Meeting, such seven directors will be elected by holders of Common Stock to hold office until our 2013 annual meeting of stockholders or until their successors are duly elected and qualified. Our Nominating and Corporate Governance Committee (the “Governance Committee”) is charged with identifying and evaluating individuals qualified to serve as members of the Board and recommending to the full Board nominees for election by holders of Common Stock as directors. In addition, as part of her employment agreement, we committed to Lisa Gersh, currently our President and Chief Operating Officer, to nominate her as a director in connection with each annual meeting of stockholders during the term of that agreement. We seek directors with established professional reputations and experience in areas relevant to our operations. While we do not have a formal diversity policy for Board membership, we seek directors with a diversity of skills and experience in areas that are relevant to our business and activities. The seven nominees for election as directors by the holders of Common Stock at the Annual Meeting – Charlotte Beers, Frederic Fekkai, Lisa Gersh, Arlen Kantarian, William Roskin, Margaret Smyth and Martha Stewart – currently serve as directors of the Company. With the Board’s determination to reduce the size of the Board, Charles Koppelman, our current Chairman, Claudia Slacik and Todd Slotkin are not being renominated.

The remaining two directors are designated and elected by J. C. Penney Corporation, Inc. (“J. C. Penney”), the holder of the one share of Series A Preferred Stock (the “Preferred Share”) that is outstanding. J. C. Penney has designated and elected Michael Kramer and Daniel Walker as directors (the “Series A Designees”). As the holder of 11,000,000 shares of our Class A Common Stock on the Record Date, J. C. Penney is also entitled to vote on the seven nominees and each other Proposal. However, under an Investor Rights Agreement with the Company, during a “Standstill Period” that is currently in effect, J. C. Penney is obligated to cause all 11,000,000 shares of Class A Common Stock to be counted as present at the Annual Meeting and to be voted for or against each nominee in the same proportion as the votes cast by the other holders of Common Stock. See “Certain Relationships and Related Person Transactions – Transactions with J. C. Penney.”

Set forth below is information as of the date of this Proxy Statement about each of the seven nominees and the Series A Designees. The material presented includes information each individual has given us about the individual’s age, the positions the individual holds, the individual’s principal occupation and business experience for at least the past five years and the names of other publicly held companies for which the individual currently serves as a director or has served as a director during at least the past five years, if any, and information regarding their specific experience, qualifications, attributes and skills that led to the conclusion that each such individual should serve as a director in light of our business and structure.

Although we do not anticipate that any of the nominees will be unable or unwilling to stand for election, in the event of such an occurrence, proxies will be voted for a substitute designated by the Board or, if a substitute nominee cannot be identified, the size of the Board may be further reduced.

There are no family relationships among directors or executive officers of the Company.

Nominees

Charlotte Beers – Director, age 76. Ms. Beers has served as one of our directors since March 2008. Ms. Beers also served as one of our directors from 1998 to 2001. Ms. Beers served as the Under Secretary for Public Diplomacy and Public Affairs under Secretary of State, Colin Powell, from October 2001 until March 2003. Ms. Beers served as Chairman of the Board of Directors of J. Walter Thompson Worldwide, an advertising agency, from March 1999 until she retired in March 2001. Prior to that, she was Chairman Emeritus from April 1997 to March 1999 and Chairman from April 1992 to April 1997 of Ogilvy & Mather Worldwide, Inc. Prior to that, she was Chief Executive Officer of Ogilvy & Mather from April 1992 to September 1996. We believe Ms. Beers’s qualifications to serve on our Board include her experience and leadership roles in the advertising business, as well as her leadership role in government.

Frederic Fekkai – Director, age 53. Mr. Fekkai has served as one of our directors since July 2009. Mr. Fekkai is the founder of Fekkai, the luxury hair care product company, which was launched in 1995. The Fekkai brand was purchased by Procter & Gamble in 2008, and Mr. Fekkai continues to play a strategic role at the company as Founder and Brand Architect. We believe Mr. Fekkai’s qualifications to serve on our Board include his experience as an entrepreneur, as well as his experience in merchandising, consumer advertising and marketing.

Lisa Gersh – Director, President and Chief Operating Officer, age 53. Ms. Gersh has served as one of our directors since July 2011. Ms. Gersh became our President and Chief Operating Office in June 2011. Prior to that, she was President, Strategic Initiatives, of NBC Universal from 2007 until January 2011. She was also Managing Director of The Weather Channel Companies from 2008 until 2011 and CEO from February until August 2009. Ms. Gersh was a co-founder of Oxygen Media, LLC and served as its President and Chief Operating Officer from 1998 until 2007 when it was acquired by NBC Universal. Ms. Gersh is also a director of Hasbro, Inc. We believe Ms. Gersh’s qualifications to serve on our Board include her media background and her history of leadership roles.

Arlen Kantarian – Director, age 59. Mr. Kantarian has served as one of our directors since February 2009. Mr. Kantarian served as the United States Tennis Association’s Chief Executive Officer of Professional Tennis from March 2000 to December 2008, where he oversaw all aspects of the USTA’s Professional Tennis operations, including the US Open. Prior to working at the USTA, Mr. Kantarian was the President and Chief Executive Officer of Radio City Entertainment and Radio City Music Hall, serving from 1988 to 1998. Mr. Kantarian also served as a Vice President, Marketing for the National Football League from 1981 to 1988. We believe Mr. Kantarian’s qualifications to serve on our Board include his experience and leadership roles in companies engaged in the entertainment, media, television and merchandising businesses.

William Roskin – Director, age 69. Mr. Roskin has served as one of our directors since October 2008. In 2009, Mr. Roskin founded Roskin Consulting, a consulting firm with a specialty in media-related human relations. Mr. Roskin was a Senior Advisor to Viacom, Inc., a media conglomerate, from 2006 until 2009, when he retired to form Roskin Consulting. Prior to that, Mr. Roskin worked at Viacom as the senior executive in charge of the human resources and administration functions from 1988 to 2006, ultimately serving as Executive Vice President. Before joining Viacom, Inc., Mr. Roskin was Senior Vice President, Human Resources at Coleco Industries, Inc. from 1986 to 1988. Prior to joining Coleco Industries, Inc., Mr. Roskin worked for Warner Communications for 10 years. He served as General Counsel to the City of New York’s Department of Personnel and City Civil Service Commission from 1971 to 1976. Within the past five years, Mr. Roskin has also served on the boards of ION Media Networks, Inc. (2006-2009) and Media and Entertainment Holdings, Inc. (2006-2008). We believe Mr. Roskin’s qualifications to serve on our Board include his experience and leadership roles in media, as well as his specialty in human resources and executive compensation.

Margaret Smyth – Director, age 48. Ms. Smyth has served as one of our directors since January 2012. Ms. Smyth served as Vice President and Chief Financial Officer of Hamilton Sundstrand, which is part of United Technologies Corp., from October 2010 to June 2011. Prior to that, she served as Vice President and Corporate Controller of United Technologies Corp. from August 2007 to September 2010. Ms. Smyth served as Vice President and Chief Accounting Officer of 3M Corporation from April 2005 to August 2007. Ms. Smyth has previously held financial leadership positions at Deloitte & Touche and Arthur Andersen. In addition, she currently serves as a member of the IFRS Interpretations Committee, IASB in London. We believe Ms. Smyth’s qualifications to serve on our Board include her financial background and her history of leadership roles at global public companies and accounting firms.

Martha Stewart, Director, Founder and Chief Editorial, Media and Content Officer, age 70. Ms. Stewart has served as one of our directors since September 2011. Previously, Ms. Stewart served as Chairman of the Board from the Company’s creation in 1996 until June 2003 when she resigned as a director. She also served as Chief Executive Officer from 1996 until 2003 when she assumed the position of Chief Creative Officer. Ms. Stewart continued to serve as Chief Creative Officer until March 2004 when she resigned and assumed the position of Founder, a non-officer position. The Board appointed Ms. Stewart Chief Editorial, Media and Content Officer on March 1, 2010. In 2006, Ms. Stewart settled insider trading charges with the SEC related to the personal sale of non-Company stock and accepted penalties that included a five-year bar from serving as a director of a public company and a five-year limitation on her service as an officer or employee of a public company. In 2004, she was found guilty in the United States District Court for the Southern District of New York of conspiracy, obstruction of an agency proceeding and making false statements to federal investigators in connection with the same sale. Ms. Stewart is the author of numerous books on the domestic arts, including entertaining. We believe Ms. Stewart’s qualifications to serve on our Board include her experience as an entrepreneur, her creative vision and her experience in media and merchandising.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR DIRECTOR NAMED ABOVE.

The Series A Designees

Michael Kramer – Director, age 47. Mr. Kramer has served as one of our directors since December 2011. Mr. Kramer has been Chief Operating Officer for J. C. Penney Company, Inc. since December 2011. From 2008 to 2011, Mr. Kramer was President and Chief Executive Officer for Kellwood Company, where he oversaw a portfolio including Scotch & Soda, Vince, Rebecca Taylor, ADAM, BLK DNM, David Meister and XOXO. Mr. Kramer was Executive Vice President and Chief Financial Officer at Abercrombie & Fitch Co. from 2005 to 2008 and was at Apple, Inc. from 2000 to 2005, where he served as Chief Financial Officer of Apple Retail. He previously held key financial leadership roles with The Limited, Pizza Hut and Einstein Noah Bagel Corporation. Mr. Kramer’s qualifications to serve on our Board include his financial background, including his position as chief financial officer of multiple public companies.

Daniel Walker – Director, age 61. Mr. Walker has served as one of our directors since December 2011. Mr. Walker has been Chief Talent Officer for J.C. Penney Company, Inc. since November 2011 and is responsible for all human resources functions. From 2000 to 2004, he served as the Chief Talent Officer for Apple, Inc. From 1986 to 1992, he was at The Gap Inc., where he became Vice President of Human Resources. Prior to joining The Gap, Mr. Walker was Director of Human Resources for the Specialty Retail Group at General Mills and worked for Lazarus Department Stores, a division of Federated Department Stores. Mr. Walker also founded and led The Human Revolution Studios, a human capital firm from 2006 to 2011, and Daniel Walker and Associates, an executive search and consulting firm, prior to joining Apple. We believe Mr. Walker’s qualifications to serve on our Board include his experience and leadership roles in retail, as well as his specialty in human resources.

MEETINGS AND COMMITTEES OF THE BOARD

Between in-person and telephonic meetings during 2011, our Board met a total of 17 times, and our three ongoing standing committees, the Audit Committee, the Compensation Committee and the Governance Committee, met a total of 21 times. In addition, from time to time we may form special committees. In 2008, we formed one such committee, the Finance Committee, which was initially charged with exploring financing and a range of other strategic alternatives and, in 2010, began assisting in our budget process. In February 2011, our Board determined to convert the Finance Committee to a standing committee comprised of three directors. In September 2011, it was converted back to a special committee charged with overseeing Blackstone Advisory Partners, which was retained to review and respond to various parties that expressed interest in partnering with or investing in the Company. It was reestablished as a standing Finance Committee in January 2012.

All incumbent directors attended more than 75% of meetings of the Board and of the ongoing standing Board committees on which they served in 2011. At the time of our 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), we had seven directors, six of whom attended in person and one of whom attended telephonically. Under our Corporate Governance Guidelines, each director is expected to attend our annual meetings.

The Audit Committee, the Compensation Committee, the Governance Committee and the Finance Committee are currently composed of the following members:

	Audit	Compensation	Governance	Finance
Charlotte Beers			Chairperson
Frederic Fekkai		✓	✓
Arlen Kantarian		✓	✓	✓
William Roskin	✓	Chairperson
Claudia Slacik	✓			✓
Todd Slotkin	Chairperson	✓		✓
Margaret Smyth	✓			Chairperson

Corporate Governance. Our Corporate Governance Guidelines state that a majority of the Board will consist of directors who meet the independence requirements of the New York Stock Exchange listing standards (“NYSE”), as well as the criterion related to contributions to non-profit organizations, as described below. (We have posted a copy of our Corporate Governance Guidelines, which include our definitions for independence, on our website (www.marthastewart.com) under the link for “Investor Relations – Corporate Governance.”) Accordingly, our Board conducts an annual review to determine whether each of our directors qualifies as independent as defined in our Corporate Governance Guidelines and the NYSE standards applicable to Board composition. The Board makes an affirmative determination regarding the independence of each director annually, based upon the recommendation of the Governance Committee. The independence standards in our Corporate Governance Guidelines provide that:

An “independent” director is a director whom the Board has determined has no material relationship with MSO or any of its consolidated subsidiaries (collectively, the “Corporation”), either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Corporation. For purposes of this definition, the Corporate Governance Guidelines state that a director is not independent if:

1.	The director is, or has been within the last three years, an employee of the Corporation, or an immediate family member of the director is, or has been within the last three years, an executive officer of the Corporation.

2.	The director has received, or has an immediate family member who has received, during any consecutive 12-month period during the last three years, more than $120,000 in direct compensation from the Corporation (other than Board and committee fees, and pension or other forms of deferred compensation for prior service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of the Corporation is not considered for purposes of this standard.

3.	(a) The director, or an immediate family member of the director, is a current partner of the Corporation’s internal or external auditor; (b) the director is a current employee of the Corporation’s internal or external auditor; (c) an immediate family member of the director is a current employee of the Corporation’s internal or external auditor who personally works on the Corporation’s audit; or (d) the director, or an immediate family member of the director, was within the last three years (but is no longer) a partner or employee of the Corporation’s internal or external auditor and personally worked on the Corporation’s audit within that time.

4.	The director, or an immediate family member of the director, is, or has been within the last three years, employed as an executive officer of another company where any of the Corporation’s present executive officers serves or served at the same time on that company’s compensation committee.

5.	The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Corporation for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.

In addition, the Governance Committee must approve any contribution of $25,000 or more to a non-profit organization where a director or a director’s spouse is an employee, and a director is presumed not to be independent if the director, or the director’s spouse, is an employee of a non-profit organization to which the Corporation has made contributions in an amount that exceeded $100,000 in any of the last three fiscal years, although the Board may determine that a director who does not meet this standard nonetheless is independent based on all the facts and circumstances.

Based on the foregoing standards, the Board determined that each of the following current directors is or was independent and has or had no transactions, relationships or arrangements with the Company, except as a director and stockholder of the Company: Charlotte Beers, Frederic Fekkai, Arlen Kantarian, William Roskin, Claudia Slacik and Todd Slotkin. In addition, the Board determined that Margaret Smyth, who became a Board member on January 26, 2012, is independent and has or had no transactions, relationships or arrangements with the Company prior to joining the Board and, except as a director and stockholder, thereafter. The Board also determined that Lisa Gersh, the Company’s President, and Martha Stewart are not independent and that Charles Koppelman, who served as the Company’s Principal Executive Officer through September 15, 2011 and is expected to remain as Non-Executive Chairman until May 23, 2012, is not independent. Further, the Company employed Mr. Koppelman’s daughter during 2011, as described below in “Certain Relationships and Related Person Transactions – Other Relationships.”

Michael Kramer and Daniel Walker serve on our Board as the Series A Designees. They were elected to our Board by J. C. Penney on December 6, 2011. On January 26, 2012, the Board made a determination that Mr. Kramer and Mr. Walker were independent and that Mr. Kramer met the additional qualifications necessary to serve on the Audit Committee under the NYSE listing standards. Accordingly, the Board assigned Mr. Kramer to serve on the Audit Committee and Mr. Walker to serve on the Compensation Committee. The Board made its determination with respect to the Series A Designees prior to the commencement of the Company’s and J. C. Penney’s activities under the Commercial Agreement between the Company and J. C. Penney, which agreement is more fully described under “Certain Relationships and Related Person Transactions – Transactions with J. C. Penney.” On March 29, 2012, when the Board made its annual determination regarding the independence of all Board members, it was in a position to take into account the impact of the implementation of the Commercial Agreement on the parties’ relationship. At that time, the Board determined that the commercial relationship will give J. C. Penney the ability to influence and control significant aspects of our merchandising business. When the Board considered the foregoing against the backdrop of J. C. Penney’s stock ownership in the Company, J. C. Penney’s right to elect the Series A Designees and other relevant factors, the Board concluded that it would not be comfortable affirmatively determining that Mr. Kramer and Mr. Walker qualify as independent directors. Accordingly, Mr. Kramer and Mr. Walker stepped down from the Audit and Compensation Committees, respectively.

Executive Sessions. The non-management directors and, separately, the independent directors, meet periodically in executive session without management. Our Corporate Governance Guidelines call for at least three such meetings per year of the non-management directors and one such meeting of the independent directors. During 2011, such meetings were chaired by Arlen Kantarian. Our non-management directors in 2011 (all of whom were also independent) met separately nine times during 2011.

Board Leadership Structure and Lead Director. Our Corporate Governance Guidelines do not dictate a particular Board structure and the Board has the flexibility to select its Chairperson and our principal executive officer in the manner it believes is in the best interests of our stockholders. Accordingly, the roles of Chairperson and principal executive officer may be filled by one individual or two. At the beginning of 2011, Mr. Koppelman held both the positions of Executive Chairman of the Board and Principal Executive Officer because the Board believed he was well positioned to focus the Board’s attention on the most pressing issues facing the Company. Following a short transition period after Ms. Gersh became our President and Chief Operating Officer, she began to report directly to the Board on September 15, 2012 and assumed the duties of the principal executive officer, while Mr. Koppelman retained his role as Chairperson. The separation of these duties recognizes the differences between these roles as they are currently defined. The principal executive officer is responsible for setting the strategic direction of the Company and for the day-to-day leadership and performance of the Company, while the Chairperson’s function is to lead the Board. Our Board has not yet determined who will fill the Chairperson’s role when Mr. Koppelman’s term as a director concludes on May 23, 2012. Although the Company believes that separating the Chairperson and principal executive officer roles is currently appropriate, one individual could fill both roles in the future.

Our other directors, the majority of whom are independent, provide effective oversight of management, including by their active involvement in executive performance and compensation review. In addition, when the positions of Chairperson and principal executive officer are combined or when the Chairperson is not an independent director as was the case in 2011, the Company’s Corporate Governance Guidelines provide for an independent Lead Director. The Lead Director’s responsibilities include presiding over and setting the agendas for executive sessions of the non-management or independent directors, consulting with the Chairperson regarding the scheduling of Board meetings, overseeing the appropriate flow of information to the Board, acting as a liaison between the non-management directors and management with respect to scheduling and agendas for Board meetings and being available for consultation and communication with stockholders as appropriate. Mr. Kantarian currently serves as our Lead Director. The Board believes that the administration of its risk oversight function has not affected the Board’s leadership structure. The oversight of risk is conducted primarily through the Audit Committee, as described under “Audit Committee” below. The Compensation Committee also plays a role, as described under “Compensation Committee” below.

Stockholders or other interested parties who wish to communicate with a member or members of the Board, including the Lead Director or the non-management or independent directors as a group, may do so by addressing their correspondence to the Board member or members, c/o the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 601 West 26th Street, New York, New York 10001. The office of the Corporate Secretary will review and forward all correspondence to the appropriate Board member or members for response.

Code of Ethics. We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer, our principal financial officer, and our principal accounting officer and controller and persons performing similar functions. Our Code of Ethics requires, among other things, that all of our directors, officers and employees comply with all laws, avoid conflicts of interest, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. In addition, our Code of Ethics imposes obligations on all of our directors, officers and employees to maintain books, records, accounts and financial statements that are accurate and that comply with applicable laws and with our internal controls, as well as providing for disclosure controls and procedures. Our Code of Ethics sets forth controls and prohibitions on doing business with related parties. The Code of Ethics also provides for a whistleblower hotline that permits employees to report, anonymously or otherwise, ethical or other concerns they may have involving the Company. We have posted a copy of the Code of Ethics on our website (www.marthastewart.com) under the link for “Investor Relations – Corporate Governance.” We will promptly post under the same link amendments to or waivers of our Code of Ethics, if any, involving our directors and executive officers.

AUDIT COMMITTEE

Our Audit Committee currently consists of Mr. Slotkin, who serves as its chairperson, Mr. Roskin, Ms. Slacik and Ms. Smyth. The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements, our independent auditor’s qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements. In fulfilling this purpose, the Audit Committee has assumed a number of responsibilities and undertaken to perform a number of duties, each of which is detailed in the Audit Committee’s charter, which is posted on our website (www.marthastewart.com) under the link for “Investor Relations – Corporate Governance.”

Among other actions described in the charter, the Audit Committee is authorized to:

•

exercise sole authority to appoint or replace our independent auditor and oversee the compensation and work thereof (including resolution of any disagreements between our management and the independent auditor regarding financial reporting);

•

pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent auditor, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•

review and discuss with management and our independent auditor the annual audited financial statements, including disclosures made in the Management’s Discussion and Analysis portion of our Annual Report on Form 10-K, and recommend to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K;

•

review and discuss with management and our independent auditor our quarterly financial statements prior to the filing of our Quarterly Reports on Form 10-Q, including disclosures made in Management’s Discussion and Analysis;

•

discuss with management and our independent auditor any significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls or steps taken in light of any material control deficiencies;

•

discuss, at least generally, with management, our earnings press releases, including the use of “pro forma” or “adjusted” information that is not in conformity with generally accepted accounting principles (“GAAP”), and our practices regarding earnings releases and financial information and earnings guidance provided to analysts and rating agencies;

•	discuss with management and our independent auditor the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on our financial statements;

•	on behalf of the Board, oversee the principal risk exposures we face and our mitigation efforts relating thereto, including but not limited to financial reporting risks and credit and liquidity risks;

•

discuss with the Chief Financial Officer and other corporate management our major risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies; and

•	prepare the report required by the Securities and Exchange Commission (“SEC”) to be included in this Proxy Statement under the caption “Report of the Audit Committee.”

The Audit Committee met nine times during 2011. The Board, in its business judgment, has determined that the members of the Audit Committee meet the independence standards of the NYSE listing standards, the financial literacy requirements for audit committee members of the NYSE listing standards and the independence requirements for audit committee members of the NYSE listing standards, Rule 10A-3(b) as promulgated under the Exchange Act and the SEC rules and regulations. The Board has also determined Mr. Slotkin and Ms. Smyth qualify as audit committee financial experts within the meaning of the applicable SEC regulations.

COMPENSATION COMMITTEE

Our Compensation Committee currently consists of Mr. Roskin, who serves as its chairperson, Mr. Fekkai, Mr. Kantarian and Mr. Slotkin. The primary purpose of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities in the areas of compensation and executive compensation, and bonus and equity incentive plans. In fulfilling this purpose, the Compensation Committee has assumed a number of responsibilities and undertaken to perform a number of duties, each of which is detailed in the Compensation Committee’s charter, which is posted on the Company’s website (www.marthastewart.com) under the link for “Investor Relations – Corporate Governance.”

Among other actions described in the charter, the Compensation Committee is authorized to:

•

review our compensation policies and programs at least annually to endeavor to ensure that they best facilitate our objective of maximizing stockholder value and further to assess whether risks from the Company’s compensation policies and practices for employees are reasonably likely to have a material adverse effect on the Company;

•

review and approve compensation and employment offers and arrangements, including corporate goals and objectives relevant to bonuses and any incentive compensation for executive officers, including our Founder;

•	review and discuss with management our annual Compensation Discussion and Analysis of executive compensation and recommend to the Board whether it should be included in the proxy statement;

•	approve the material terms of employment, severance and change-of-control agreements for our executive officers;

•	review the compensation paid to directors for service on the Board and its committees and recommend changes as appropriate;

•	approve bonus pools for executive and non-executive level employees; and

•

approve the adoption of new compensation and equity plans, and approve amendments and modifications to our compensation and equity incentive plans, subject in each case to any required stockholder approvals.

The Compensation Committee has authority under its charter to delegate authority to subcommittees of one or more members as it deems appropriate or to members of management in connection with certain of its duties and responsibilities, provided such delegation is consistent with applicable law and NYSE requirements. The Board has established an Equity Committee, with Ms. Gersh currently as the sole member. (Mr. Koppelman served as the sole member until March 2012.) The Equity Committee currently is authorized to approve grants of restricted stock, restricted stock units (“RSUs”) and options pursuant to the Stock Plan in an aggregate amount of up to 100,000 shares of Class A Common Stock per quarter in connection with the negotiation and execution of employment letters with employees who are not Section 16 employees. No single grant made under this delegation can exceed 20,000 shares. In addition, the Compensation Committee has delegated the direct responsibility for the Company’s 401(k) plan to members of management. The Compensation Committee also has the authority to retain outside compensation, legal and other advisors, which it has done from time to time.

During 2011, the Compensation Committee continued its relationship with Frederic W. Cook & Co., Inc. (“FWC”) as its independent compensation consultant to provide advice to the Compensation Committee on compensation program structure, including director compensation and individual compensation arrangements. FWC provided specific advice to the Compensation Committee with respect to salaries and equity-based awards to executive officers. FWC was selected by and reports to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee also consults with the principal executive officer regarding executive compensation matters.

The Compensation Committee met ten times during 2011. The Board, in its business judgment, has determined that the members of the Compensation Committee meet the independence requirements of the NYSE listing standards and that the members are “non-employee directors” for purposes of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the members of our Compensation Committee during 2011 (Mr. Roskin, Mr. Fekkai, Mr. Kantarian and Mr. Slotkin) is or was a non-employee director and was never an officer or employee of the Company or any of its subsidiaries. In addition, Mr. Walker, who served briefly on the Compensation Committee in 2012, is a non-employee director and was never an officer or employee of the Company or any of its subsidiaries. None of our executive officers currently serves, or in the past has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or on our Compensation Committee.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Governance Committee currently consists of Ms. Beers, who serves as its chairperson, Mr. Fekkai and Mr. Kantarian. The primary purpose of the Governance Committee is to identify and recommend individuals to become members of the Board, develop and recommend to the Board a set of corporate governance principles, oversee the evaluation of the Board and each committee of the Board, and perform a leadership role in shaping our corporate governance. In fulfilling this purpose, the Governance Committee has assumed a number of responsibilities and undertaken to perform a number of duties, each of which is detailed in the Governance Committee’s charter, which is posted on the Company’s website (www.marthastewart.com) under the link for “Investor Relations – Corporate Governance.”

Among other actions described in the charter, the Governance Committee is authorized to:

•	develop and recommend the criteria to be used for identifying and evaluating director candidates;

•

identify, recruit candidates for and review the qualifications of, candidates for election to the Board, consistent with criteria established by the Board, as well as any minimum qualifications or diversity considerations the Board may deem appropriate;

•	assess the contributions and independence of Board members, including assessing the effectiveness of any diversity policy the Board may implement;

•

recommend to the Board candidates for election or re-election to the Board at the annual stockholders’ meeting and for appointment by the Board as necessary to fill vacancies and newly created directorships;

•	periodically review our executive level organizational structure, hiring practices, succession planning and management development;

•	recommend to the Board the membership of the Board’s various committees;

•	oversee the performance evaluation process for the Board and its committees, and report annually to the Board with an assessment of the Board’s performance; and

•	review the Corporate Governance Guidelines and recommend changes.

The Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management. In 2011, the Governance Committee retained a third-party executive search firm, Egon Zehnder International, to identify new Board candidates, including those who were “audit committee financial experts” within the meaning of applicable SEC regulations. Egon Zehnder was responsible for the identification of Ms. Smyth. The Governance Committee will also consider as potential nominees for our Board individuals recommended by stockholders. Stockholder recommendations should be submitted to the Governance Committee at our principal address in care of the Corporate Secretary. Each stockholder recommendation should include a personal biography of the proposed nominee, a description of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who themselves wish to nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the requirements detailed under “Proposals of Stockholders.”

Once the Governance Committee has identified a prospective nominee, the Governance Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Governance Committee concerning the prospective candidate, as well as the Governance Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Governance Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request a third party search firm to gather additional information about the prospective nominee’s background and experience, as the Governance Committee did in 2011. The Governance Committee then evaluates the prospective nominee, taking into account whether the prospective nominee is independent within the meaning of the NYSE listing standards and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee or Compensation Committee expertise, the prospective nominee’s skills and experience, the diversity of the member’s skills and experience in areas that are relevant to the Company’s businesses and activities, and the evaluation of other prospective nominees. In connection with this evaluation, the Governance Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the Governance Committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees to be elected by holders of Common Stock after considering the recommendation and report of the Governance Committee. The Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of management.

The Governance Committee met twice during 2011. The Board, in its business judgment, has determined that the members of the Governance Committee meet the independence requirements of the NYSE listing standards. The Governance Committee has recommended each of the Company’s directors who are standing for re-election.

FINANCE COMMITTEE

Our Finance Committee currently consists of Ms. Smyth, who serves as its chairperson, Mr. Kantarian, Ms. Slacik and Mr. Slotkin. The primary purpose of the Finance Committee is to assist the Board in fulfilling its oversight responsibilities in the area of financing arrangements, budgets and long-term strategy. Among other things, the Finance Committee reviews:

•	annual budgets;

•	long-term financial and investment plans and strategies;

•	short-term and long-term financing plans;

•	strategic plans and initiatives; and

•	major commercial and investment banking relationships.

Our Finance Committee became a standing committee of our Board in February 2011, was disbanded in September 2011 and then reestablished in January 2012.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Under the current compensation plan, each non-employee director’s annual retainer is $40,000, payable in cash, although each director may elect to receive all or a portion of the retainer in Class A Common Stock. The plan calls for the number of shares to be computed based on the fees the director has elected to be paid in stock, divided by the closing price of a share of Class A Common Stock on the last business day of the quarter for which payment is being made. The annual fee paid to the chairperson of the Governance Committee and Finance Committee is $10,000 each. The annual fee paid to the Chairperson of the Board (if the Chairperson of the Board is a non-employee director), Lead Director and the chairpersons of the Audit Committee and Compensation Committee is $20,000 each. Meeting fees for non-employee directors are $1,500 for each in-person Board or committee meeting attended and $1,000 for each Board or committee meeting in which the director participates by telephone. The chairperson and meeting fees are payable in cash.

Prior to the 2011 Annual Meeting, the annual fees paid to the chairpersons of the committees were: Audit Committee ($15,000), Compensation Committee ($25,000), Finance Committee ($25,000) and Governance Committee ($7,000), and Lead Director ($15,000), with payments also made on a quarterly basis. Committee meeting fees for Audit Committee, Compensation Committee and Governance Committee meetings in which a director participated were $1,500 per meeting for in-person attendance and $1,000 per meeting for telephone participation and members of the Finance Committee were paid a $5,000 monthly retainer in lieu of meeting fees prior to the Committee’s being disbanded in September 2011. During the period of its existence, members of the special committee responsible for overseeing Blackstone Advisory Partners received a $5,000 a month retainer and its chairperson received an annual fee of $25,000, with payments made on a quarterly basis. In addition, directors were required to receive a minimum of 25% of their annual retainer in Class A Common Stock.

Under the current policy, each non-employee director also receives RSUs representing the contingent right to one share of our Class A Common Stock equal to $50,000 of value upon appointment or election/re-election to the Board. The RSUs are priced at the closing on the date of issuance. For grants made to new directors during the year, the grants are issued on the first business day of the month following a director’s appointment to the Board pursuant to our policy on equity issuances. For grants relating to a director’s election or re-election at an annual meeting of stockholders, the grants are issued on the date of such meeting. All grants related to a director’s appointment or election/re-election to the Board vest on the first anniversary of the grant. Grants to directors are issued pursuant to the Stock Plan.

Prior to the 2011 Annual Meeting, each non-employee director received an equity-based grant of $75,000 of value upon appointment or election/re-election to the Board. This grant was comprised 50% of restricted stock and 50% of options. The stock was priced at the closing on the date of issuance and the stock options were priced using the Black-Scholes option valuation model.

A Services Agreement between Mr. Koppelman and the Company, initially executed on July 26, 2011, provided for his continued service as a director after his employment terminated on September 15, 2011. Under that agreement, starting September 15, 2011, Mr. Koppelman became entitled to receive Board fees on the same terms as the non-employee directors, including receiving RSUs equal to $50,000 in value on that date (15,151 RSUs). In addition, in consideration of his serving as Non-Executive Chairman and assisting in the transition of responsibilities to the new principal executive officer, he also received on that date, 100,000 price-based RSUs, 50,000 of which will vest at such time as the trailing average closing price of the Class A Common Stock during any 30 consecutive days (the “trailing average price”) through December 31, 2012 has been at least $6 and 50,000 of which will vest at such time as the trailing average price through December 31, 2012 has been at least $8. On April 2, 2012, the Company and Mr. Koppelman amended and restated the Services Agreement. Pursuant to the Amended and Restated Services Agreement, Mr. Koppelman will continue to serve on the Board and as Non-Executive Chairman until the Annual Meeting but, as indicated above, will not stand for re-election. He will, however, continue to serve as an advisor to the Board until the expiration of the agreement on December 31, 2012. For his services, Mr. Koppelman will receive a cash payment of $7,500 and shares of Class A Common Stock valued at $2,500 on or about June 30, 2012. On the date of the Annual Meeting, the 15,151 RSUs awarded to Mr. Koppelman on September 15, 2011 will be forfeited, but will be replaced by an identical award, which award will vest and be settled on September 15, 2012. All of Mr. Koppelman’s other equity-based awards will remain outstanding following the 2012 Annual Meeting in accordance with their terms.

Mr. Kramer and Mr. Walker have each waived their respective rights to receive compensation for serving as directors. All directors, including Mr. Kramer and Mr. Walker, receive reimbursement of reasonable expenses incurred in connection with participation in Board and committee meetings.

DIRECTOR STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines designed to encourage non-employee directors to have an equity interest in the Company and to help align their interests with the interests of stockholders. Except for non-employee directors who have waived their rights to compensation for serving as directors, such as Mr. Kramer and Mr. Walker, each non-employee director must attain ownership of 5,000 shares within a five-year period. The target applies to shares owned outright.

Non-employee directors who do not meet the ownership test are required to hold 75% of shares that vest (net of shares withheld for tax obligations, if any) until such time as the applicable target is achieved. All of the non-employee director nominees currently own in excess of 5,000 shares, except for Ms. Smyth, who only joined the Board in January 2012 and who is deemed to be in compliance with these guidelines while she accumulates shares within the five-year period.

The following table provides information on the amount of compensation received by our non-employee directors for the year ended December 31, 2011. Information regarding the compensation of Mr. Koppelman, Ms. Gersh and Ms. Stewart, who served as executive officers as well as directors, is set forth in the Summary Compensation Table.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Charlotte Beers (3)	30,755	89,994	—	—	120,749
Frederic Fekkai (4)	108,508	59,991	—	—	168,499
Michael Kramer (5)	—	—	—	—	—
Arlen Kantarian (6)	140,008	59,991	—	—	199,999
William Roskin (7)	94,258	59,991	—	—	154,249
Claudia Slacik (8)	54,507	102,492	37,500	2,088	196,588
Todd Slotkin (9)	168,008	59,991	—	—	227,999
Daniel Walker (5)	—	—	—	—	—

(1)	Amounts represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Share Based Payments.” The stock award numbers reflect (i) the payment of all or a portion of the director’s annual retainer fees in shares of Class A Common Stock, (ii) a grant of $50,000 of grant date fair value in RSUs upon re-election to the Board at the 2011 Annual Meeting and (iii) in the case of Ms. Slacik, an additional amount of $37,500 in grant date fair value in shares of restricted stock on her election to the Board in January 2011. The number of shares received by each director for retainer fees was equal to the fees payable to the director in Class A Common Stock divided by the applicable closing price of the Class A Common Stock. In 2011, the respective prices per share of the Class A Common Stock were: $3.71 on March 31, 2011, $4.34 on June 30, 2011, $3.12 on September 30, 2011 and $4.41 on January 3, 2012. For each of the restricted stock awards made on re-election, grant date fair value was calculated using the closing price on the grant date multiplied by the number of shares.
(2)	Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For the assumptions used to determine grant date fair value, see Note 9 to our 2011 audited financial statements contained in our Annual Report on Form 10-K. Ms. Slacik received a grant of $37,500 in grant date fair value in options (priced using the Black-Scholes option valuation model) on her election to the Board in January 2011.
(3)	Ms. Beers elected to receive 100% of her retainer in stock or 10,471 shares in 2011. As of December 31, 2011, Ms. Beers had options for 80,417 shares and 12,658 RSUs.
(4)	Mr. Fekkai elected to receive 25% of his retainer in stock or 2,616 shares in 2011. As of December 31, 2011, Mr. Fekkai had options for 43,841 shares and 12,658 RSUs.
(5)	Mr. Kramer and Mr. Walker have each waived their respective rights to receive compensation for serving as directors.
(6)	Mr. Kantarian elected to receive 25% of his retainer in stock or 2,616 shares in 2011. As of December 31, 2011, Mr. Kantarian had options for 70,507 shares and 12,658 RSUs.
(7)	Mr. Roskin elected to receive 25% of his retainer in stock or 2,616 shares in 2011. As of December 31, 2011, Mr. Roskin had options for 70,151 shares and 12,658 RSUs.
(8)	Ms. Slacik elected to receive 25% of her retainer in stock (75% effective starting in the fourth quarter of 2011) or 3,750 shares in 2011. As of December 31, 2011, Ms. Slacik had options for 22,059 shares, 8,352 unvested shares of restricted stock and 12,658 RSUs. All other compensation consists of the December 2011 dividend on the unvested restricted stock, which was not taken into account in determining the grant date fair value of her restricted stock award.
(9)	Mr. Slotkin elected to receive 25% of his retainer in stock or 2,616 shares in 2011. As of December 31, 2011, Mr. Slotkin had options for 80,417 shares and 12,658 RSUs.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The names, ages and certain background information about our executive officers (other than Ms. Gersh and Ms. Stewart, whose biographical information is set forth above under “Election of Directors – Information Concerning Nominees”), are set forth below.

Kenneth West, age 53, became our Chief Financial Officer in September 2011. Mr. West previously served as Executive Vice President and Chief Financial Officer of Marvel Entertainment LLC, a brand-driven licensing and media company from May 2002 to June 2010. From June 2010 to July 2011, he served as a consultant. Prior to May 2002, Mr. West, a certified public accountant, was chief financial officer of two middle-market, privately held companies, and spent over 15 years with the Stamford, Connecticut office of Ernst & Young LLP, principally in the auditing division.

Daniel Taitz, age 51, became our Chief Administrative Officer and General Counsel in August 2011. Prior to joining the Company, Mr. Taitz was Senior Vice President, Business Affairs at Univision Communications Inc. from May 2008 to August 2011. Mr. Taitz served as General Counsel and Secretary at Oxygen Media, LLC from October 1999 to May 2008, adding the title of Chief Administrative Officer in May 2004. He was previously a partner at the New York law firm of Friedman Kaplan & Seiler LLP and an associate at Willkie Farr & Gallagher.

Patricia Pollack, age 57, became Senior Executive Vice President, Merchandising in May 2011. Ms. Pollack joined the Company in August 2008 and served as Executive Vice President of Merchandising until her promotion to Senior Executive Vice President. Prior to joining the Company, Ms. Pollack served as Chief Executive Officer of Donna Karan Home from 1999 to 2008 and, prior to that, she was President of Calvin Klein Home. Ms. Pollack previously served as Vice President of licensing and marketing for F. Schumacher & Co. and held managerial positions at global textile mill Fieldcrest Cannon.

Joseph Lagani, age 54, became our Chief Revenue Officer in November, 2011. Prior to joining the Company, Mr. Lagani served as Senior Vice President, Ad Sales at NBC Universal/ iVillage, from September 2009 to September 2011. From October 2007 to September 2009, Mr. Lagani was Vice President Brand Sales and Vice President/ General Manager at Glam Media, Inc. From August 2004 to September 2007, Mr. Lagani was Vice President and Publisher for Conde Nast’s House and Garden.

Allison Jacques, age 47, has been Senior Vice President, Controller and Principal Accounting Officer since December 2011. She has served as our Controller since December 2002 and our principal accounting officer since February 2011. She was our interim principal financial officer from February 2011 to September 2011. She had previously served as the Company’s interim principal financial and accounting officer from January 2009 to March 2009. She served as the Assistant Controller from April 1997, when she joined the Company, to December 2002. From June 1991 until March 1997, Ms. Jacques served in various capacities in the finance department of General Media International, Inc. Prior to that, she worked at Grant Thornton LLP as a certified public accountant.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

We are also asking stockholders to approve an amendment to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan to increase the number of shares available for award by 4,557,272 shares of Class A Common Stock. The Stock Plan was approved by the Board on April 1, 2008 and became effective upon the approval by stockholders at the Annual Meeting of Stockholders held on May 20, 2008.

In March 2012, the Board, upon the recommendation of the Compensation Committee, adopted, subject to stockholder approval, the amendment providing for the increase in order to give the Company the continued ability to grant a variety of equity awards as a valuable tool to help attract and retain employees and compensate members of the Board. The amendment effecting the share increase will only become effective if Proposal 2 is approved by the affirmative vote of a majority of the total voting power present in person or represented at the Annual Meeting. If the amendment to the Stock Plan is not approved, the Stock Plan will continue with the current share limits.

The closing price of the Class A Common Stock on April 2, 2012 was $3.82.

General

The Stock Plan is designed to promote our success and enhance our value by linking the interests of our officers, employees and directors to those of our stockholders and by providing participants with incentives for outstanding performance. The Stock Plan is further intended to provide flexibility in our ability to motivate, attract and retain employees and directors upon whose judgment, interest and special efforts our business is largely dependent.

A total of 10,000,000 shares of Class A Common Stock were originally available for issuance under the Stock Plan. As of March 28, 2012, the Stock Plan had approximately 1,442,728 shares of Class A Common Stock available for issuance under the Stock Plan. Although there were some awards outstanding under stock incentive plans that preceded the Stock Plan, no new awards may be made under any of those plans.

The Stock Plan contains a number of provisions that have been identified as important compensation and corporate governance best practices, including:

•

The Stock Plan only has fixed number of shares authorized for issuance. It is not an “evergreen” plan. When the Company wants to increase shares available for award as it is doing now, it must seek specific stockholder approval.

•

The maximum number of shares of the Class A Common Stock available for issuance under the Stock Plan will be reduced by one share for every one share issued pursuant to a stock option, stock appreciation right, restricted stock or RSU.

•	Stock options and stock appreciation rights must be granted with an exercise price of at least 100% of the fair market value on the date of grant.

•	Repricing of stock options and stock appreciation rights is prohibited unless stockholder approval is obtained.

•

The ability to automatically receive replacement stock options when a stock option is exercised with previously acquired shares of Class A Common Stock or so-called “stock option reloading” is not permitted.

Description of the Stock Plan

The following is a summary of the principal features of the Stock Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Stock Plan. It is qualified in its entirety by reference to the full text of the Stock Plan and the proposed amendment thereto. Copies of the Stock Plan and the proposed amendment to increase the number of shares are attached to this Proxy Statement as Appendix A.

Administration

The Compensation Committee administers the Stock Plan with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 and awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee or a separate committee of one or more directors of the Company appointed by the Board (what we refer to currently as the “Equity Committee”) administers the Stock Plan with respect to all other persons and awards. The Stock Plan administrator has complete discretion, subject to the provisions of the Stock Plan, to authorize the grant of stock options, restricted stock, RSUs and stock appreciation rights awards under the Stock Plan. However, only the full Board administers the Stock Plan with respect to all awards granted to non-employee directors.

Eligibility and Types of Awards Under the Stock Plan

The Stock Plan permits the granting of stock options, stock appreciation rights, RSUs and restricted stock by the Stock Plan administrator. Stock appreciation rights may be awarded in combination with stock options or restricted stock, and such awards will provide that the stock appreciation rights will not be exercisable unless the related stock options or restricted stock are forfeited. Restricted stock may be awarded in combination with nonstatutory stock options, and such awards may provide that the restricted stock will be forfeited in the event that the related nonstatutory stock options are exercised.

Employees (including executive officers) and consultants of the Company and any parent, subsidiary or affiliate of the Company are eligible to participate in the Stock Plan. We cannot determine the actual number of individuals who will receive grants under the Stock Plan because eligibility for participation in the Stock Plan is in the discretion of the Compensation Committee (or such other separate committee). The Stock Plan also provides for the grant of awards to non-employee directors.

Share Reserve

The aggregate number of shares of Company Class A Common Stock can be issued under the Stock Plan is currently 10,000,000 shares (subject to such increase as will occur if this Proposal 2 is approved by the stockholders). If awards under the Stock Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the Stock Plan. Stock appreciation rights will be counted in full against the number of shares available for issuance under the Stock Plan, regardless of the number of shares issued upon settlement of the stock appreciation rights. In the event of a subdivision of the Company’s outstanding shares, a stock dividend, a dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a recapitalization, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, an extraordinary corporate transaction, such as any merger, consolidation, separation (including a spin-off), any reorganization or any partial or complete liquidation of the Company, the Stock Plan administrator will, in its discretion, make appropriate adjustments to the number of shares and kind of shares or securities issuable under the Stock Plan (on both an aggregate and per-participant basis) and under each outstanding award, the exercise price of outstanding options and stock appreciation rights, any applicable performance-based vesting provisions set forth in outstanding awards, and any other term or provision of the Stock Plan or any outstanding award necessary to ensure as best as reasonably possible that there is no increase or decrease in the value of awards that may be issued under the Stock Plan or the value of any outstanding award.

Under the Stock Plan, no employee, consultant, employee director or, with respect to shares of stock or stock units in lieu of directors’ fees, non-employee director, may be awarded any of the following during any fiscal year: (i) stock options covering in excess of 1,500,000 shares; (ii) restricted stock and RSUs covering in excess of 1,500,000 shares; or (iii) stock appreciation rights covering in excess of 1,500,000 shares; provided that if any person provides services to the Company, or any parent, subsidiary or affiliate of the Company, in more than one role and each such role would separately make such person eligible for grants under the Stock Plan, then the foregoing limits shall apply separately to each such role.

The Board may, in its sole discretion, permit non-employee directors to elect to receive all or a specified portion of their directors’ fees in fully vested shares of Class A Common Stock or stock units based on the fair market value of the shares on the date any directors’ fees would otherwise be paid.

Each non-employee director may only be granted awards under the Stock Plan covering 200,000 or fewer shares per fiscal year; provided that, any awards received in consideration of such non-employee director’s services as a consultant and any shares or stock units received in lieu of all or any portion of the director’s fees will not count against such limit.

Options

The Stock Plan administrator may grant nonstatutory stock options or incentive stock options (which are entitled to potentially favorable tax treatment) under the Stock Plan. However, the Stock Plan administrator does not have the authority to grant stock options that automatically provide for the grant of new stock options upon their exercise. The number of shares covered by each stock option granted to a participant will be determined by the Stock Plan administrator.

Stock options granted under the Stock Plan generally vest and become exercisable either (a) over a period of time (e.g., three years), subject to the participant’s continued service through each vesting date, or (b) upon the satisfaction of performance goals established by the Stock Plan administrator.

The stock option exercise price is established by the Stock Plan administrator and must be at least 100% of the fair market value of a share on the date of grant (110% for incentive stock options granted to stockholders who own more than 10% of the total outstanding shares of the Company, its parent or any of its subsidiaries). Repricing of stock options is prohibited unless stockholder approval is obtained. Consistent with applicable laws, regulations and rules, payment of the exercise price of stock options may be made in cash (including by check, wire transfer or similar means), by cashless exercise (broker assisted or net exercise), by surrendering or attesting to previously acquired shares, or by any other legal consideration. Unless otherwise provided by the Stock Plan administrator, stock options will generally expire three months following a termination for any reason other than death, disability or cause; 12 months following a termination for death or disability; and immediately following a termination for cause. The term of a stock option shall not exceed 10 years from the date of grant (five years for incentive stock options granted to stockholders who own more than 10% of the total outstanding shares of the Company, its parent or any of its subsidiaries).

Restricted Stock

The Stock Plan administrator may award restricted stock under the Stock Plan. Restricted stock is shares that are subject to forfeiture. Participants may be required to pay cash or other legal consideration to the Company at the time of grant of restricted stock, but the Stock Plan does not establish a minimum purchase price for shares awarded as restricted stock. The number of shares of Class A Common Stock associated with each restricted stock grant is determined by the Stock Plan administrator. The Stock Plan administrator may provide that restricted stock grants be subject to time-based vesting or vesting upon satisfaction of performance goals and/or other conditions, or be fully vested at the time of grant. Restricted stock will generally vest on the same basis as stock options.

Restricted Stock Units

The Stock Plan administrator may award RSUs under the Stock Plan. An RSU is a bookkeeping entry that represents a share of Class A Common Stock. Participants are not required to pay any consideration to the Company at the time of grant of an RSU award. The number of shares of Class A Common Stock covered by each RSU award will be determined by the Stock Plan administrator. The Stock Plan administrator may provide that RSU awards be subject to time-based vesting or vesting upon satisfaction of performance goals and/or other conditions, or be fully vested at the time of grant. When the participant satisfies the conditions of the RSU award, the Company will pay the participant cash or shares or any combination of both to settle the vested RSUs. Conversion of the RSUs into cash may be based on the average of the fair market value of a share over a series of trading days or on other methods. RSUs will generally vest on the same basis as stock options.

Stock Appreciation Rights

The Stock Plan administrator may grant stock appreciation rights under the Stock Plan. The number of shares of Class A Common Stock covered by each stock appreciation right will be determined by the Stock Plan administrator. The exercise price of a stock appreciation right is established by the Stock Plan Administrator and may not be less than 100% of the fair market value of a share on the date of grant. Repricing of stock appreciation rights is prohibited unless stockholder approval is obtained. The Stock Plan Administrator may provide that stock appreciation rights be subject to time-based vesting or vesting upon satisfaction of performance goals and/or other conditions, or be fully vested at the time of grant. Stock appreciation rights will generally vest on the same basis as stock options. Upon exercise of a stock appreciation right, the participant will receive payment from the Company in an amount determined by multiplying (a) the difference between (i) the fair market value of a share on the date of exercise and (ii) the exercise price times (b) the number of shares with respect to which the stock appreciation right is exercised. Stock appreciation rights may be paid in cash or shares or any combination of both. Unless otherwise provided by the Stock Plan administrator, stock appreciation rights will generally expire three months following a termination for any reason other than death, disability or cause; 12 months following a termination for death or disability; and immediately following a termination for cause. The term of a stock appreciation right shall not exceed 10 years from the date of grant.

Performance Goals

Awards under the Stock Plan may be made subject to performance conditions as well as time-vesting conditions. Such performance conditions may be established and administered in accordance with the requirements of Code Section 162(m) for awards intended to qualify as “performance-based compensation” thereunder. If awards with performance conditions are intended to comply with Code Section 162(m), the applicable performance goals will be composed of an objective formula or standard determined by the Stock Plan administrator with respect to each performance period utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Stock Plan administrator in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales, (vii) revenue; (viii) expenses; (ix) cost of goods sold; (x) profit/loss or profit margin; (xi) working capital; (xii) return on capital, equity or assets; (xiii) earnings per share; (xiv) economic value added; (xv) price/earnings ratio; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) writeoffs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) operations; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) manufacturing, production or inventory; (xxix) mergers, acquisitions, investments or divestitures; (xxx) financings and/or (xxxi) customer satisfaction, each with respect to the Company and/or one or more of its parent, subsidiaries, affiliates or operating units. Awards to participants who are not subject to the limitations of Code Section 162(m) may be determined without regard to performance goals and may involve the Stock Plan administrator’s discretion.

Transferability of Awards

Stock options, stock appreciation rights, unvested restricted stock and RSUs will not be transferable other than by will or by the laws of descent and distribution, except as otherwise permitted by the Stock Plan administrator for all awards other than incentive stock options. This prohibition on transfer will not prevent a participant from designating a beneficiary to exercise the rights of any award and to receive any property distributable with respect to any award upon the death of the participant.

Acceleration of Awards upon a Change in Control

In the event of a change in control of the Company as defined in the Stock Plan, the vesting of all awards outstanding upon the consummation of the change in control will accelerate such that all awards will be fully vested on such date, except as otherwise provided in an applicable award agreement. Otherwise, except as otherwise provided in the applicable award agreement, the Stock Plan administrator may provide for the assumption of outstanding awards, the substitution of outstanding awards with substantially the same terms by the surviving corporation or its parent, or the continuation of outstanding awards by the Company, in all cases without participant consent.

Amendment and Termination

The Board may amend the Stock Plan at any time and for any reason, provided that any such amendment will be subject to stockholder approval to the extent such approval is required by applicable laws, regulations or rules. The Board may terminate the Stock Plan at any time and for any reason. The Stock Plan will terminate on March 31, 2018 unless re-adopted or extended by the stockholders prior to or on such date. The termination or amendment of the Stock Plan may not adversely affect any award previously made under the Stock Plan.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the Stock Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than U.S. federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Stock Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. If the incentive stock option shares are held until the later of two years after the date of grant and one year after the date of exercise (the “holding period”), then all gain above the exercise price paid for the shares which is realized upon the sale of the shares will be a long-term capital gain. However, if the incentive stock option shares are sold before the holding period is met, the participant will recognize ordinary income equal to the lesser of (i) the amount by which the fair market value of the shares on the exercise date exceeds the exercise price, or (ii) the amount by which the sales price exceeds the exercise price, with any additional gain or loss being treated as a capital gain or loss.

For awards of restricted stock, unless the participant elects to be taxed at the time of receipt of the restricted stock by filing a Code Section 83(b) election with the Internal Revenue Service, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Upon the later sale of the shares, the difference between the sales price and the fair market value of the shares on the vesting date will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time an award of RSUs is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such RSUs (if any). Any gain or loss recognized upon any later disposition of any shares received upon settlement of the RSUs will be a capital gain or loss.

At the discretion of the Stock Plan administrator, the Stock Plan allows a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to the Company already-owned shares.

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to a company’s chief executive officer and to each of a company’s other three most highly compensated executive officers (other than the company’s chief financial officer). The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the Company’s stockholders. The Stock Plan is structured with the intention that compensation resulting from awards under the Stock Plan may qualify as “performance-based compensation” and, if so qualified, would be deductible.

Awards Under the Stock Plan

Awards under the Stock Plan will be made at the discretion of the Stock Plan administrator, except for Awards to non-employee directors, which will be made by the Board. Neither the Compensation Committee nor the Equity Committee has made any decisions on the amount and type of awards that are to be made under the Stock Plan to our employees in future years. The following table sets forth information concerning awards made during 2011 under the Stock Plan to the executive officers named in our Summary Compensation Table, executive officers as a group, non-executive directors as a group, and non-executive officer employees as a group. Please refer to the Grants of Plan-Based Awards table for further information on these grants. This information may not be indicative of awards that will be made under the Stock Plan in future years.

Name and Position	Number of Shares Subject to Options Granted in 2011	Number of Stock Awards Granted in 2011	Dollar Value of Stock Awards
Lisa Gersh President and Chief Operating Officer	700,000	400,000	$1,731,500
Charles Koppelman Former Executive Chairman and Principal Executive Officer	90,000	—	$—
Kenneth West Chief Financial Officer	175,000	110,000	$241,600
Allison Jacques Controller and Chief Accounting Officer (Interim principal financial officer)	25,000	10,000	$39,500
Martha Stewart Founder/Chief Editorial, Media and Content Officer	150,000	—	$—
Daniel Taitz Chief Administrative Officer and General Counsel	300,000	170,000	$332,700
Patricia Pollack Senior Executive Vice President, Merchandising	20,000	50,000	$254,500
Peter Hurwitz Former General Counsel	75,000	25,000	$98,750
Executive Officers as a Group	1,825,000	900,000	$3,116,300
Non-Executive Directors as a Group	22,059	224,136	$812,448
Non-Executive Officer Employees as a Group	718,500	103,750	$407,825

Equity Compensation Plan Information

The following table provides information as of December 31, 2011 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	8,658,475	(1)	$7.50	1,531,131	(2)
Equity compensation plans not approved by security holders (3)	416,667		12.59	N/A

Total	9,075,142			N/A

(1)	Includes 554,849 shares subject to awards the vesting of which are tied to service periods, 208,500 shares subject to awards the vesting of which are tied to satisfaction of performance goals and 540,000 shares subject to awards the vesting of which are tied to the satisfaction of pricing levels in respect of our Class A Common Stock. The weighted average exercise price reported in column (b) does not take these awards into account.
(2)	Represents shares available for grant under the Stock Plan.
(3)	Represents the remainder of a warrant issued in connection with a consulting agreement in August 2006; the shares subject to the warrant became fully vested in July 2007.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO OUR OMNIBUS STOCK AND OPTION COMPENSATION PLAN.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which amended Section 14A of the Exchange Act, stockholders are entitled to cast an advisory vote no less frequently than once every three calendar years to approve the compensation of the executive officers named in the Summary Compensation Table of this Proxy Statement (the “named executive officers” or “NEOs”), i.e., a say-on-pay vote. In accordance with the wishes expressed by our stockholders at the 2011 Annual Meeting, we have determined to submit approval of the compensation of the named executive officers to you annually. This vote is non-binding; however, because the Compensation Committee and the Board value stockholder input, they will consider the outcome of the vote when making compensation decisions.

The Company’s compensation philosophy, more fully described elsewhere in this Proxy Statement, including in the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion, combines a mix of compensation elements designed to attract and retain executive talent and to encourage the achievement of short and long-term performance goals. To that end, our NEOs receive a mix of base salary, the opportunity to earn an annual bonus and long-term equity awards, all of which are reviewed at least annually by the Compensation Committee. Because of the structure of our compensation packages, a significant portion of our NEOs’ total potential compensation can be considered to be “at risk.” In addition, the Company has stock ownership and retention guidelines in place to align the interests of our NEOs with stockholder interests.

We are requesting your vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement, including in the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion, is hereby approved.

OUR BOARD RECOMMENDS A VOTE FOR THIS RESOLUTION.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K.

Members of the Compensation Committee

William Roskin (Chairperson)

Frederic Fekkai

Arlen Kantarian

Todd Slotkin

The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the current or planned programs summarized in this discussion.

COMPENSATION PHILOSOPHY

Our compensation philosophy is guided by our belief that achievement of our business goals depends on attracting and retaining executives with an appropriate combination of creative skill and managerial expertise. Our compensation program is designed to attract such executives and align their total compensation with the short and long-term performance of the Company. The Company’s compensation program is composed of base salary, annual bonus and equity compensation.

•	We provide our senior executives with base salaries commensurate with their backgrounds, skill sets and responsibilities;

•	We provide the opportunity to earn annual bonuses that are intended to reward our executives based on the performance of our Company and that of the executive; and

•

We make equity awards that vest over time in order to induce executives to remain in our employ and to align their interests with those of our other stockholders. We have moved towards equity compensation packages based primarily on stock options and RSUs because we believe these longer-term awards better align our executives’ interests with those of other stockholders.

The Compensation Committee reviews and administers the compensation program for each of our NEOs, including Martha Stewart, and certain other senior executives. For more information on the scope and authority of the Compensation Committee, see “Meetings and Committees of the Board – Compensation Committee” above.

Adjustments to compensation typically are set at a Compensation Committee meeting early in the calendar year after the Board has reviewed performance for the past year and prospects for the year ahead, although compensation decisions may be made throughout the year for a variety of reasons.

In early 2012, the Compensation Committee also reviewed a risk assessment of our compensation policies and practices and determined that our compensation policies and practices do not encourage risk-taking that is reasonably likely to have a material adverse effect on the Company. Factors considered in making this determination included:

(1)	that our compensation mix for employees, including executives, recognizes that while long-term success is key, annual business, individual performance and adequate fixed compensation are also essential;

(2)	that target annual cash incentives are based on adjusted EBITDA (as defined below) and revenue targets and on individual contributions;

(3)	that annual cash incentives are targeted at no more than 100% of base salary, and the bonuses of most senior officers are capped at a maximum of 150% of the target bonus amount;

(4)	that equity and equity-based awards have a retentive element and typically vest ratably over a three- or four-year period in the case of stock options and over a two-, three- or four-year period in the case of RSUs; and

(5)	that the executives are subject to stock ownership guidelines, linking executives with the long-term interests of stockholders.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We conducted our first advisory vote on the compensation of our named executive officers at our 2011 Annual Meeting. While this vote was not binding on us, the Board or the Compensation Committee, we believe that it is important for our stockholders to have an opportunity to vote on this proposal on an annual basis as a means to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation, all as disclosed in our proxy statement. To the extent there is any significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At the 2011 Annual Meeting, nearly 99% of the votes cast on the advisory vote on executive compensation proposal were in favor of our named executive officer compensation as disclosed in the proxy statement, and as a result our named executive officer compensation was approved. This percentage, of course, took into account the stock ownership and voting control of Martha Stewart, mostly through her ownership of the Class B Common Stock. When the shares voted “against” the compensation of the named executive officers were considered against the number of shares of Class A Common Stock outstanding on the record date, however, those disapproving of our approach amounted to less than 11% of the outstanding shares of Class A Common Stock. The Board and Compensation Committee reviewed these final vote results and determined that, given the significant level of support of our approach to compensation by the broader range of stockholders, no changes to our executive compensation policies and decisions were necessary. However, we regularly review our executive compensation to ensure compliance with our pay-for-performance philosophy.

We have determined that our stockholders should vote on a say-on-pay proposal each year, consistent with the recommendation of the Board and the preference expressed by our stockholders at the 2011 Annual Meeting. Accordingly, our Board recommends that you vote FOR Proposal 3 at the Annual Meeting. For more information, see “Proposal 3 – Advisory Vote on the Compensation of our Named Executive Officers” in this Proxy Statement.

APPROACH TO ESTABLISHING TOTAL COMPENSATION LEVELS

Internal Review

Our executives receive a mix of base salary, the opportunity for performance-based annual bonuses and long-term equity or equity-based awards. We arrive at total compensation levels by determining appropriate levels for each element. The relative weight of each element is determined by the Compensation Committee based on its assessment of the effectiveness of each element in supporting our short-term and long-term strategic objectives. Base salary, benefits and performance-based bonuses relate to short-term incentives and encourage short-term performance; stock options and RSUs, which vest in various proportions over time or at the end of a fixed period (and may be conditioned upon the achievement of performance metrics or Class A Common Stock price targets), encourage a focus on achieving long-term performance goals.

In determining compensation for current NEOs, our Compensation Committee considers many variables, including each candidate’s respective experience. While not formulaic or exhaustive, the variables the Compensation Committee has considered in the past include:

•	the experience, knowledge, and performance of the senior executive in question;

•	the competitive market for similar executive talent;

•	how critical the retention of any particular executive is to achieving the Company’s strategic goals;

•	the performance of the Company (and each of its operating segments) against internal performance targets;

•	how well an executive works across business segments to promote overall corporate goals;

•	future potential contributions of the executive;

•	pre-existing employment agreements between the Company and an NEO; and

•	compensation at former employers, in the case of new hires.

Based on this analysis, as described below, the Compensation Committee makes determinations as to each element of the compensation package, weighing each component in its discretion based on the facts and circumstances surrounding each NEO’s employment agreement or annual review.

Market Review

In 2011, the Compensation Committee continued its relationship with FWC as its independent compensation consultant to provide advice to the Compensation Committee on the compensation program structure, including director compensation and individual compensation arrangements. FWC was selected by and reports to the Compensation Committee and does not provide any other services to the Company. During 2011, FWC provided advice to the Compensation Committee with respect to salary, bonus and equity-based awards to Lisa Gersh. In 2011, FWC provided a peer group proxy analysis of 23 companies (the “peer group”) selected with greater emphasis on industry rather than size for use in connection with evaluating the compensation of Ms. Gersh. The data was collected from the then most recently available proxy statements of these companies.

The data was collected from the then-most recently available proxy statements of these companies. The peer group used in 2011 was comprised of the following companies:

1-800-Flowers.com	Estee Lauder	The New York Times
American Greetings	Guess	Polo Ralph Lauren
Cablevision	IAC/Interactivecorp	Scholastic
Kenneth Cole	The Knot	Scripps Networks Interactive
Discovery Communications	Lifetime Brands	Sirius XM Radio
Dreamworks Animation	Liz Claiborne	Steve Madden
Elizabeth Arden	Media General	World Wrestling Entertainment
Perry Ellis	Meredith Corp.

Playboy Enterprises, which had been included in the peer group in prior years, was not included in 2011 because it ceased being a publicly traded company in March 2011.

ANALYSIS OF ELEMENTS OF TOTAL COMPENSATION

Base Salaries

While we believe it is appropriate for an executive’s total compensation package to be significantly conditioned on both the executive’s and the Company’s performance, we also recognize that base salary is an important element of consideration for services rendered by the executive. Accordingly, while we seek to keep base salaries competitive with the peer group, we also use our judgment to determine specific pay levels necessary to attract and retain executive talent. In addition, base salaries relate to the scope of the executive’s responsibility and his or her years of experience. Salary increases are based on the Compensation Committee’s evaluation of current and anticipated future performance and, in some cases, reflect additional responsibilities.

In 2011, Ms. Stewart’s annual talent compensation remained at the level provided for in her April 2009 employment agreement, $2 million. This amount had been determined on the basis of Ms. Stewart’s length of service and experience, as well as how critical her services were to the Company. The Compensation Committee utilized publicly available information in general circulation media on what similar celebrities were earning for relatively similar services to provide context in negotiating this amount.

Each of Ms. Gersh, Mr. Taitz and Mr. West commenced their employment with the Company in 2011, with the base salaries and other compensation provided in their employment agreements determined by arm’s-length negotiations with the Compensation Committee. Ms. Gersh’s base salary was negotiated by the Compensation Committee based in part on information received from FWC about the peer group. With respect to determining the base salaries of Mr. West and Mr. Taitz, the Compensation Committee looked both to their respective base salaries at their prior employers, as well as to the base salaries received by their predecessors.

Ms. Jacques’s base salary was increased from $225,000 to $250,000 in January 2011 in recognition of her excellent service to the Company. In addition, Ms. Jacques received an additional $12,000 per month retroactive to January 1, 2011 for every month she served as interim principal financial officer, for a total of $97,636. Ms. Pollack’s salary was increased from $350,000 to $550,000 reflecting the increased responsibilities she assumed upon her promotion to Senior Executive Vice President, Merchandising upon the departure in June 2011 of Robin Marino, who had been the President and Chief Executive Officer of Merchandising.

Ms. Turner’s employment with the Company terminated effective February 1, 2011; Mr. Koppelman’s employment with the Company terminated effective September 15, 2011; and Mr. Hurwitz’s employment with the Company terminated effective October 1, 2011. None received salary adjustments during 2011 since the Compensation Committee did not believe increases were necessary. See “Executive Compensation Arrangements” below.

Annual Bonuses

Annual bonuses for the NEOs and others are designed to reflect the overall financial performance of the Company against pre-determined annual goals set by the Compensation Committee. The Compensation Committee also considers the individual’s performance of his or her job responsibilities. At target levels and beyond, these bonuses can represent a material part of our NEOs’ total compensation. The Compensation Committee retains discretion to adjust all awards.

Bonuses to executive officers are typically awarded pursuant to The Martha Stewart Living Omnimedia, Inc. Annual Incentive Plan and, where applicable, the individual’s employment agreement or offer letter. Target bonuses are set as a percentage of the participant’s annual base salary. Since we believe that senior executives can have the greatest direct impact on the Company’s overall results, we typically set their bonus targets at a higher percentage of base salaries than other employees. In 2011, Ms. Gersh had a target bonus of 100% of her base salary, and a maximum bonus of 150% of that target amount; Ms. Stewart had a target bonus of $1 million with a maximum annual bonus of 150% of that amount; Mr. Taitz and Mr. West had target bonuses of 75% of their respective base salaries, with maximum annual bonuses of 150% of those target amounts; Ms. Pollack had a target bonus of 50% of her base salary; and Ms. Jacques had a target bonus of 40% of her base salary. Each of the employment agreements of Ms. Gersh, Mr. West and Mr. Taitz provided for proration of their bonuses for 2011, their first year of employment, as well as guaranteed minimum bonus payments, in the amounts of $200,000, $30,000 and $50,000, respectively. In connection with her promotion, Ms. Pollack was also guaranteed a minimum bonus of $100,000 for 2011.

At the start of 2011, the Compensation Committee determined that bonuses for 2011 for the NEOs would be based 75% on the Company’s achievement of an adjusted consolidated income (loss) before interest income or expense, taxes, depreciation and amortization, impairment, non-cash compensation expense and other expense (“adjusted EBITDA”) target of $17 million; and 25% on the Company’s achievement of a revenue target of $248 million. It also provided that the awards would be subject to adjustment based on individual performance during the year. The Compensation Committee set the bonus pool at $5.1 million for the target payout and determined that there would be no payout unless at least 80% of the adjusted EBITDA target was achieved (except as was required to meet any contractual minimum bonus payments and except pursuant to its retained full discretion to make awards outside the plan to any employee should it determine it would be in the Company’s best interest to do so). (We consider adjusted EBITDA an important indicator of operational strength because it captures all of the revenue and ongoing operating expenses of our business and is a measure widely used in the media and entertainment industry.)

Neither the adjusted EBITDA target nor the revenue target provided for 2011 was achieved. Ms. Gersh, Mr. West, Mr. Taitz and Ms. Pollack received only their guaranteed minimum bonus payments. In addition, in recognition of her service to the Company as interim principal financial officer, the Compensation Committee also approved a bonus payment to Ms. Jacques in the amount of $20,000.

The Compensation Committee has decided that for 2012, bonuses payments to the NEOs will be based on achievement of the metrics set forth in the following table (weighted as set forth in the table for each individual), with achievement of at least 80% of the adjusted EBITDA target as a prerequisite for payment of any bonus amounts. The Compensation Committee retains full discretion to make discretionary awards outside of this plan to any employee, including NEOs, should it determine it is in the Company’s best interests to do so. As stated below, Ms. Stewart’s employment agreement has been extended through June 30, 2012 after which the Company will enter into a new employment agreement with her; accordingly, the Compensation Committee has not yet determined what her 2012 bonus metrics will be.

	Adjusted EBITDA	Individual Goals/Discretion	Business Unit Goal
Lisa Gersh	70%	30%	0%
Kenneth West	70%	30%	0%
Daniel Taitz	70%	30%	0%
Patricia Pollack	40%	10%	50%
Allison Jacques	70%	30%	0%

Long-Term Incentive Compensation

To succeed in our business goals, we need to recruit and retain key executives and creative talent. One tool to achieve this is to grant annual equity or equity-based awards. Because these awards vest over time or at a fixed future date, they provide an incentive to stay with the Company over the long term. These equity or equity-based awards also provide flexibility to the Compensation Committee to reward superior performance by senior executive officers.

Long-term incentive awards are typically granted annually (or, in the case of some new hires, at the time they join the Company). However, there may also be awards made at other times during the year in connection with promotions or other unique circumstances.

All equity awards made since May 2008 were made pursuant to our Stock Plan, which was approved at our May 2008 annual meeting of stockholders. In 2008, we adopted a guideline on equity issuances. Under the guideline, unless otherwise specified, awards of equity determined during the course of any calendar month become effective on the first business day of the following calendar month. We then issue and price equity awards on that first business day of the month with an exercise price or value, as the case may be, equal to or based upon the closing price of our Class A Common Stock on that day. All stock options granted by the Company have been nonqualified stock options.

When determining the magnitude of a grant to an NEO or other senior executive, we consider the executive’s level of responsibility and other relevant factors. We tend to make these awards in bands that correlate to an executive’s title (e.g., Senior Vice Presidents receive larger awards than Vice Presidents), but, as noted above, an individual executive’s performance in the prior fiscal year might result in the executive receiving a greater or lesser grant. In the past few years, the Compensation Committee has shifted the mix of equity and equity-based awards, emphasizing options and RSUs. Although we have to recognize a charge for the value of an option when granted that might be disproportionate to the value received by the recipient upon exercise, we believe options align the interests of recipients with those of stockholders because the recipient only realizes value if our Class A Common Stock appreciates above the grant date price. Since RSUs are settled on vesting in shares of our Class A Common Stock, their value to the recipient is also driven by the price of our Class A Common Stock. In 2009 and 2010, the RSUs that we awarded also initially included performance elements. In 2011, we further included both options and RSUs with triggers tied to the price of our Class A Common Stock. We believe both options and RSUs help us retain our executives by having the awards vest over a period of years or at the end of a fixed period.

On March 1, 2011, the Company made awards of service-based options and RSUs, as set forth in the table below.

	Shares Subject to Options	RSUs
Martha Stewart	150,000	—
Charles Koppelman	90,000	—
Peter Hurwitz	75,000	25,000
Allison Jacques	25,000	10,000
Patricia Pollack	20,000	—

The options were to vest with respect to 33% of the shares on each of March 1, 2012 and 2013 and with respect to 34% of the shares on March 1, 2014. The RSUs were to vest with respect to 50% of the shares on each of March 1, 2012 and March 1, 2013. As a result of the arrangements governing their separation, all the March 1, 2011 awards to Mr. Koppelman vested on September 15, 2011, and options with respect to 24,750 shares and 12,500 of the RSUs awarded to Mr. Hurwitz vested on October 1, 2011.

The employment agreements of Lisa Gersh, Kenneth West and Daniel Taitz were each structured to emphasize and reward long-term growth. Each received service-based and price-based equity awards. The Compensation Committee looked to the above peer group as a reference in helping to determine the equity awards for Ms. Gersh, Mr. West and Mr. Taitz. A summary of the awards is set forth in the table below.

	Service-Based		Price-Based
	Shares Subject to Options (1)	RSUs (2)	Shares Subject to Options (3)	RSUs
Lisa Gersh	300,000	200,000	400,000	200,000	(4)
Kenneth West	75,000	50,000	100,000	60,000	(5)
Daniel Taitz	100,000	50,000	200,000	120,000	(5)

(1)	Options vest as to approximately one-third of the shares on each of the second, third and fourth anniversaries of the respective NEO’s start date.
(2)	Approximately one-third of the RSUs vest on each of the second, third and fourth anniversaries of the NEO’s start date.
(3)	Options for 25% of the shares have exercise prices of $6, $8, $10 and $12 per share and vest at such time as the trailing average price during the term of the NEO’s employment agreement equals or exceeds the exercise price.

(4)	Twenty-five percent of the RSUs vest at such time as the trailing average price during the term of the NEO’s employment agreement equals or exceeds each of $6, $8, $10 and $12.
(5)	Twenty-five percent of the RSUs vest at such time as the trailing average price during the term of Mr. West’s and Mr. Taitz’s respective employment agreements equals or exceeds each of $8, $10, $12 and $14.

Ms. Gersh’s employment agreement also provides that on the first anniversary of her June 2011 start date she will be awarded an option for 200,000 shares, vesting in equal amounts on the second, third and fourth anniversaries of Ms. Gersh’s start date and at least 75,000 RSUs, vesting in equal amounts on the second, third and fourth anniversaries of the start date. Mr. Taitz’s employment agreement also provides that on the first anniversary of his August 2011 start date he will be awarded at least 30,000 RSUs, vesting in equal amounts on the second, third and fourth anniversaries of his start date.

In connection with her promotion, Ms. Pollack received 50,000 RSUs on June 1, 2011, vesting approximately one third on each of the first, second and third anniversaries of the grant date.

Perquisites and Personal Benefits

Our NEOs do not generally receive many of the perquisites found at other companies. However, see “Executive Compensation Agreements” and “Certain Relationships and Related Person Transactions – Transactions with Martha Stewart” for a discussion of the benefits received by Ms. Stewart pursuant to her employment agreement and the Intangible Asset License Agreement.

The other NEOs are eligible to participate in the Company’s 401(k) plan on the same terms as other eligible management-level employees, which includes receiving Company matching contributions.

Separation Arrangements

In line with our efforts to attract and retain executives with creative skill and managerial excellence, we have entered into employment agreements with Ms. Stewart, Ms. Gersh, Mr. Taitz and Mr. West that provide for benefits in connection with certain termination events. Neither Ms. Jacques nor Ms. Pollack has an employment agreement, but in accordance with the Company’s severance policy, as of April 1, 2012, Ms. Jacques was entitled to 29 weeks of base salary in the event of termination without cause and Ms. Pollack was entitled to 22 weeks of base salary in the event of termination without cause. These arrangements are described below under “Executive Compensation Arrangements” and “Potential Payments Upon Termination or Change in Control.”

Employee Stock Ownership/Retention Guidelines

Our employee stock ownership/retention guidelines are intended to encourage executive officers to maintain an equity interest in the Company to help further align their interests with the interests of other stockholders. Each executive officer must attain the following ownership requirements within a five-year period. The targets apply to shares owned outright.

Principal Executive Officer:	60,000 shares
All other executive officers:	20,000 shares

Officers who do not meet the ownership test are required to hold 75% of vested shares (net of shares withheld for tax obligations) until such time as the applicable target is achieved. This requirement does not, however, apply to shares granted as part of a bonus payment.

Ms. Stewart beneficially owns approximately 42% of the outstanding shares of the Company’s Common Stock. Since Ms. Gersh, Mr. West and Mr. Taitz became employees and executive officers during 2011 and Ms. Pollack became an executive officer in 2011, each is deemed to be in compliance with these guidelines while each accumulates shares within the five-year period. Ms. Jacques did not hold 75% of her net vested shares in 2011, but nonetheless has five years to accumulate the necessary shares to be otherwise in compliance with these guidelines.

Other Policies

We consider hedging an inappropriate trading practice. We do not allow our directors, officers or employees to invest in derivatives of our securities, including trading in puts, calls and options, without the prior approval of our Board.

We have yet to adopt a formal policy fixing a course of action with regard to compensation adjustments following a restatement of financial results. We expect to do so once the SEC issues rules in this area as it has been directed by Dodd-Frank.

Tax Issues

The Compensation Committee also oversees compliance with Internal Revenue Code Section 162(m), which generally disallows a tax deduction to public companies for compensation over $1 million paid to certain named executive officers, subject to certain exceptions. The Compensation Committee believes, however, that in certain circumstances, factors other than tax deductibility take precedence when determining the forms and levels of executive compensation most appropriate and in the best interests of the Company and our stockholders. Accordingly, the Compensation Committee has from time to time approved elements of compensation for certain officers that are not fully deductible and reserves the right to do so in the future, when appropriate.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Option Awards ($) (2)	Non- Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)		Total ($)
Lisa Gersh	2011	403,846	200,000	1,731,500		1,416,538	—		(3)	3,751,884
President and Chief Operating Officer
Charles Koppelman	2011	803,423	—	785,400		490,631	—	1,706,087	(4)	3,785,542
Former Executive Chairman and Principal Executive Officer	2010	990,000	—	931,600		261,042	—	85,583		2,268,225
	2009	912,115	—	—		475,730	659,999	74,214		2,122,062
Kenneth West	2011	128,077	30,000	241,600		173,521	—		(3)	573,198
Chief Financial Officer
Kelli Turner	2011	53,942	—	415,800		—	—		(3)	469,742
Former Chief Financial Officer	2010	425,000	40,000	493,200		130,521	—	12,952		1,101,673
	2009	279,327	—	—		215,606	283,332		(3)	778,265
Allison Jacques	2011	346,675	20,000	114,575		44,394	—		(3)	525,643
Controller and Principal Accounting Officer (Interim principal financial officer)	2010	226,923	20,000	89,050		18,273			(3)	354,246
	2009	259,615	—	30,000	(5)	32,436	65,998		(3)	388,049
Martha Stewart	2011	2,000,000	—	—		266,362	—	3,235,438	(6)	5,501,800
Founder/Chief Editorial, Media and Content Officer	2010	2,000,000	—	—		783,125	—	3,124,262		5,907,387
	2009	1,714,423	3,114,231	—		735,219	666,667	3,553,965		9,784,505
Daniel Taitz	2011	147,115	50,000	332,700		281,558	—		(3)	811,373
Chief Administrative Officer and General Counsel
Patricia Pollack	2011	460,000	100,000	254,500		35,515	—	11,078	(7)	861,093
Senior Executive Vice President, Merchandising
Peter Hurwitz	2011	338,462	—	274,040		196,663	—	699,790	(8)	1,508,954
Former General Counsel	2010	376,923	35,000	161,660		52,208	—	17,951		643,742
	2009	80,769	—	—		278,859	61,248		(3)	420,876

(1)	Amounts represent the aggregate grant date fair value of stock awards and, in 2010 and 2011, the incremental fair value of modified awards, each as computed in accordance FASB ASC Topic 718. For each of the restricted stock awards made under the Stock Plan, grant date fair value was calculated using the closing price on the grant date multiplied by the number of shares. The 2009 stock awards were in the form of performance-based RSUs. Based on the probable outcome of the performance conditions associated with the 2009 performance-based RSUs, the grant date fair value was zero, which was the estimated aggregate compensation cost to be recognized over the service period, determined as of the grant date under FASB ASC Topic 718. In March 2010, the 2009 performance-based RSUs were modified to reduce the cumulative adjusted EBITDA target and eliminate any vesting below 100% of performance target. The 2010 amounts include the incremental fair value of the modified 2009 performance-based RSUs, computed as of the modification date in accordance with FASB ASC Topic 718. Assuming the probable outcome of the modified performance conditions, but excluding the amount of estimated forfeitures, the incremental fair value at probable outcome was the same as the incremental fair value at the highest level of performance. The 2010 amounts also include the grant date fair value of stock grants in 2010, all of which were initially performance-based RSUs, assuming the probable outcome of the performance conditions associated with performance-based RSUs, but excluding the amount of estimated forfeitures. The grant date fair value at probable outcome was the same as the grant date fair value at the highest level of performance conditions. In December 2010, the Compensation Committee approved the removal of the cumulative EBITDA performance targets from the performance-based RSUs awarded in both 2009 and 2010, which modification became effective in 2011. The 2011 amounts include the incremental fair value of the modified 2009 and 2010 performance-based RSUs computed as of the date deemed modified in accordance with FASB ASC Topic 718. The 2011 amount for Mr. Hurwitz also includes the incremental fair value, computed in accordance with FASB ASC Topic 718, of stock awards modified when his employment terminated. See the notes to the Grants of Plan-Based Awards in 2011 table. These amounts do not represent the actual value that may be realized by the NEOs.

(2)	Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For the assumptions used to determine the grant date fair value, see Note 9 to our 2011 audited financial statements contained in our Annual Report on Form 10-K. Please also refer to the Grants of Plan-Based Awards in 2011 table for information on option awards made in 2011. The 2011 amounts for Mr. Koppelman and Mr. Hurwitz include the incremental fair value, computed in accordance with FASB ASC Topic 718, of option awards modified when their employment terminated. See the notes to the Grants of Plan-Based Awards in 2011 table. These amounts do not represent the actual value that may be realized by the NEOs.
(3)	Less than $10,000.
(4)	Mr. Koppelman’s 2011 other compensation of $1,706,087 consists of (i) $1,466,923 of severance, (ii) $42,500 for his use of a driver, (iii) $35,000 for reimbursement of legal fees, (iv) life insurance premiums and reimbursement of medical insurance premiums (at the active employee rate) incurred and to be incurred and (v) compensation as a director consisting of $18,739 of Fees Earned or Paid in Cash and $127,000 in Stock Awards (representing the grant date fair value, computed in accordance with FASB ASC Topic 718). For the assumptions used to determine the grant date fair value, see Note 9 to our 2011 audited financial statements contained in our Annual Report in Form 10-K.
(5)	In December 2009, Ms. Jacques was paid a bonus in the amount of $30,000 for earlier service as interim principal financial and accounting officer for the period January 1, 2009 to March 30, 2009, which was paid in 5,769 fully vested shares of Class A Common Stock.
(6)	Ms. Stewart’s 2011 other compensation of $3,235,438 consists of (i) $2,100,000 in fees and expenses for which we are responsible under the Intangible Asset License Agreement; (ii) $289,653 of union required and other fees earned as talent on our television shows; (iii) $612,249 for security services; (iv) $83,327 for the portion of personnel costs for individuals performing work for Ms. Stewart for which we were not reimbursed; (v) $73,230 for a weekend driver; (vi) life and other insurance premiums, expenses for personal fitness provided in her capacity as on-air talent (including a trainer) and a charitable contribution; and (vii) vendor/ advertiser supplied samples/products, and utilities and telecommunication services with no incremental cost to the Company. See “Certain Relationships and Related Person Transactions – Transactions with Martha Stewart.”
(7)	Consists of matching contribution to the 401(k) plan, life and other insurance premiums.
(8)	Mr. Hurwitz’s 2011 other compensation of $699,790 consists of (i) $680,000 of severance and (ii) COBRA premiums incurred and to be incurred, parking expenses (including tax gross up) and life insurance premiums.

GRANTS OF PLAN-BASED AWARDS IN 2011

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)	or Units (#)		Options (#)		Awards ($/Sh)	Awards ($)
Lisa Gersh	N/A	—	437,500	656,250
	6/6/2011								200,000	(2)				970,000
	6/6/2011					200,000	(3)							761,500
	6/6/2011										300,000	(4)	4.85	651,538
	6/6/2011					100,000	(5)						6.00	235,000
	6/6/2011					100,000	(5)						8.00	205,000
	6/6/2011					100,000	(5)						10.00	173,000
	6/6/2011					100,000	(5)						12.00	152,000

Charles Koppelman	N/A	—	990,000	1,485,000
	3/1/2011										90,000	(6)	3.95	490,631	(6)
	9/15/2011								15,151	(7)				49,996
	9/15/2011					100,000	(8)							77,000
	N/A													785,400	(9)

Kenneth West	N/A	—	112,500	168,750
	9/6/2011								50,000	(10)				154,000
	9/6/2011					60,000	(11)							87,600
	9/6/2011										75,000	(4)	3.08	103,271
	9/6/2011					25,000	(12)						6.00	25,000
	9/6/2011					25,000	(12)						8.00	19,250
	9/6/2011					25,000	(12)						10.00	14,750
	9/6/2011					25,000	(12)						12.00	11,250

Kelli Turner	N/A	—	425,000
	N/A													415,800	(9)

Allison Jacques	N/A	—	100,000
	3/1/2011								10,000	(13)				39,500
	3/1/2011										25,000	(14)	3.95	44,394
	N/A													75,075	(9)

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)	or Units (#)		Options (#)		Awards ($/Sh)	Awards ($)
Martha Stewart	N/A	—	1,000,000	1,500,000
	3/1/2011										150,000	(14)	3.95	266,362

Daniel Taitz	N/A	—	126,563	189,844
	8/22/2011								50,000	(10)				157,500
	8/22/2011					120,000	(11)							175,200
	8/22/2011										100,000	(15)	3.15	141,058
	8/22/2011					50,000	(12)						6.00	50,000
	8/22/2011					50,000	(12)						8.00	38,500
	8/22/2011					50,000	(12)						10.00	29,500
	8/22/2011					50,000	(12)						12.00	22,500

Patricia Pollack	N/A	—	275,000
	3/1/2011										20,000	(14)	3.95	35,515
	6/1/2011								50,000	(16)				254,500

Peter Hurwitz	N/A	—	245,000
	3/1/2011								25,000	(17)				137,750	(17)
	3/1/2011										75,000	(18)	3.95	196,663	(18)
	N/A													136,290	(9)

(See footnotes on following page)

(1)	Amounts represent target amounts payable to each NEO pursuant to each officer’s employment agreement or offer letter, as applicable. The adjusted EBITDA target provided for 2011 was not achieved. However, in connection with their hiring or promotion, each of Ms. Gersh, Mr. West, Mr. Taitz and Ms. Pollack had a minimum guaranteed bonus for 2011. Ms. Jacques received $20,000. All such amounts are set forth in the Bonus column of the Summary Compensation Table.
(2)	Sixty-six thousand six hundred sixty-seven of these RSUs will vest on each of the second and third anniversaries of the grant date and 66,666 will vest on the fourth anniversary.
(3)	Twenty-five percent of these RSUs will vest if and only if the trailing average price is at least $6 during the period beginning on the grant date and ending on the fourth anniversary of the grant date; 25% will vest if and only if the trailing average price is at least $8 during the period beginning on grant date and ending on the fourth anniversary of the grant date; 25%. will vest if and only if the trailing average price is at least $10 during the period beginning on grant date and ending on the fourth anniversary of the grant date; and 25% will vest if and only if the trailing average price at least $12 during the period beginning on grant date and ending on the fourth anniversary of the grant date.
(4)	This option will vest with respect to one-third of the shares on each of the second, third and fourth anniversaries of the grant date.
(5)	This option will vest if and only if the trailing average price is at least equal to the exercise price during the period beginning on the grant date and ending on the fourth anniversary of the grant date.
(6)	This option vested on September 15, 2011 upon termination of Mr. Koppelman’s employment. See “Executive Compensation Agreements – Employment Agreement and Services Agreement with Charles Koppelman.” Grant Date Fair Value of Stock and Option Awards includes $330,814 in incremental fair value as the result of accelerated vesting of this and three other option awards upon termination of Mr. Koppelman’s employment.
(7)	These RSUs were to vest on September 15, 2012. However, they are to be forfeited on the date of the Annual Meeting and to be replaced with an identical grant.
(8)	Fifty percent of these RSUs will vest if and only if the trailing average price is at least $6 during the period beginning on September 15, 2011 and ending on December 31, 2012 and 50% will vest if and only if the trailing average is at least $8 during the period beginning on September 15, 2011 and ending on December 31, 2012.
(9)	Represents the aggregate incremental fair value of performance-based RSUs awarded to Mr. Koppelman, Ms. Turner and Ms. Jacques in 2009 and to Mr. Koppelman, Ms. Turner, Ms. Jacques and Mr. Hurwitz in 2010, which were modified effective in 2011 to remove the cumulative EBITDA performance targets.
(10)	Sixteen thousand six hundred sixty-seven of these RSUs will vest on each of the second and third anniversaries of the grant date and 16,666 will vest on the fourth anniversary of the grant date.
(11)	Twenty-five percent of these RSUs will vest if and only if the trailing average price is at least $8 during the period beginning on the grant date and ending on the fourth anniversary of the grant date; 25% will vest if and only if the trailing average is at least $10 during the period beginning on the grant date and ending on the fourth anniversary of the grant date; 25% will vest if and only if the trailing average price is at least $12 during the period beginning on the grant date and ending on the fourth anniversary of the grant date; and 25% will vest if and only if the trailing average price is at least $14 during the period beginning on the grant date and ending on the fourth anniversary of the grant date.
(12)	This option will vest if and only if the trailing average price is at least equal to the exercise price during the period beginning on the grant date and ending on the third anniversary of the grant date.
(13)	Fifty percent of these RSUs vested on March 1, 2012 and 50% will vest on March 1, 2013.
(14)	This option vested with respect to 33% of these shares on March 1, 2012. It will vest with respect to an additional 33% on March 1, 2013 and with respect to the remaining 34% on March 1, 2014.

(15)	This option will vest as to 33,334 of the shares on the second anniversary of the grant date and with respect to 33,333 shares on each of the third and fourth anniversaries of the grant date.
(16)	Sixteen thousand five hundred of these RSUs will vest on the first and second anniversaries of the grant date and 17,000 will vest on the third anniversary of the grant date.
(17)	Fifty percent of these RSUs vested on October 1, 2011 upon termination of Mr. Hurwitz employment and the balance were forfeited. Grant Date Fair Value of Stock and Option Awards includes $39,000 in incremental fair value as the result of the accelerated vesting of this award upon termination of Mr. Hurwitz’s employment. See “Executive Compensation Agreements – Compensation of Peter Hurwitz.”
(18)	This option vested with respect to 24,750 shares on October 1, 2011 upon termination of Mr. Hurwitz’s employment. Grant Date Fair Value of Stock and Option Awards includes $63,481 in incremental fair value as a result of the accelerated vesting of a portion of this and two other options upon termination of Mr. Hurwitz’s employment.

EXECUTIVE COMPENSATION AGREEMENTS

EMPLOYMENT AGREEMENT WITH LISA GERSH

Lisa Gersh became our President and Chief Operating Officer on June 6, 2011. The Company has entered into an employment agreement with Ms. Gersh that is in effect until June 6, 2015 under which she will serve as President and Chief Operating Officer until a date to be designated by the Board, which date is anticipated to be no later than June 30, 2012, at which date Ms. Gersh will be promoted to Chief Executive Officer. The agreement further provides for Ms. Gersh’s appointment to the Board (which occurred on July 19, 2011) and for her nomination as a director in connection with each annual meeting of the Company’s stockholders during the term of the agreement.

The agreement provides for an annual base salary of not less than $750,000 ($850,000 upon her promotion to Chief Executive Officer). It also provides for an annual target bonus of 100% of base salary, with a minimum bonus of 0% of base salary and a maximum bonus of 150% of base salary, based on the achievement of goals established by the Compensation Committee for each calendar year, prorated for the days of employment in 2011 and 2015. The bonus for 2011 was to be based on achievement of the adjusted EBITDA target described under “Compensation Discussion and Analysis – Analysis of Elements of Total Compensation – Annual Bonuses” (without any one-time restructuring charges), but no less than $200,000.

In connection with her agreement, we granted Ms. Gersh an option to purchase 300,000 shares of Class A Common Stock with an exercise price equal to the closing price on the grant date, which option will vest as to 100,000 of the shares on each of June 6, 2013, June 6, 2014 and June 6, 2015. Ms. Gersh also received options to purchase 400,000 shares of the Company’s Class A Common Stock, of which an option for 100,000 shares has an exercise price of $6 per share and vests only if the trailing average price during the term of the employment agreement has been at least $6; an option for 100,000 shares has an exercise price of $8 per share and vests only if the trailing average price during the term of the employment agreement has been at least $8; an option for 100,000 shares has an exercise price of $10 per share and vests only if the trailing average price during the term of the employment agreement has been at least $10; and an option for 100,000 shares has an exercise price of $12 per share and vests only if the trailing average price during the term of the employment agreement has been at least $12.

We also granted Ms. Gersh 200,000 RSUs, 66,667 of which will vest on each of June 6, 2013 and June 6, 2014, and 66,666 of which will vest on June 6, 2015 and 200,000 RSUs, 50,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $6, an additional 50,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $8, an additional 50,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $10, and the final 50,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $12.

We also agreed to grant Ms. Gersh on June 6, 2012 (or as soon as practicable thereafter) an option to purchase 200,000 shares that will vest in approximately equal tranches on each of June 6, 2013, June 6, 2014 and June 6, 2015 and no less than 75,000 RSUs that will vest in equal tranches on each of June 6, 2013, June 6, 2014 and June 6, 2015.

The agreement contemplates that Ms. Gersh will be eligible for consideration by the Compensation Committee for participation in the annual stock incentive program or other incentive program provided for similarly situated senior executives.

Ms. Gersh is entitled to participate in our employee benefit plans, policies, programs and arrangements provided generally to similarly situated employees of the Company and to reimbursement of all reasonable business expenses in accordance with Company policies relating to such expenses.

If we terminate Ms. Gersh without “cause” or she resigns for “good reason,” the agreement provides that we will pay her a prorated bonus (so long as her targets have been met and bonuses are paid generally to similarly situated executives). If this occurs before June 6, 2012 and before a “change in control” (as defined in the agreement) of the Company occurs, in addition to the prorated bonus, we must pay her a lump sum cash payment equal to 12 months’ base salary and continued medical coverage at active employee rates for six months (unless she is earlier eligible to receive subsequent employer-provided coverage).

If we terminate Ms. Gersh without “cause” or she resigns for “good reason” on or after June 6, 2012 and before a “change in control” of the Company occurs, in addition to the prorated bonus, we must pay her a lump sum cash payment equal to 12 months’ base salary, plus an additional up to six months base salary paid in the form of salary continuation commencing on the first anniversary of termination (which six-months’ payment is subject to offset for cash compensation from employment during the 18-month period) and continued medical coverage at active employee rates for 18 months (unless earlier eligible to receive subsequent employer-provided coverage or the coverage would extend beyond June 6, 2015). She will also vest in the portion of the outstanding unvested options and RSUs granted when her employment began and on June 6, 2012 (other than those tied to the trailing average price) that would otherwise have vested within 12 months of the date of termination.

If we terminate Ms. Gersh without “cause” or she resigns for “good reason” on or after a “change in control” of the Company occurs, in addition to the prorated bonus, we must pay her a lump sum cash payment equal to 12 months’ base salary, plus an additional up to six months base salary paid in the form of salary continuation commencing the first anniversary of termination (which six-months’ payment is subject to offset for cash compensation from employment during the 18-month period) and continued medical coverage at active employee rates for eighteen months (unless earlier eligible to receive subsequent employer-provided coverage or the coverage would extend beyond June 6, 2015). She will also vest in the portion of the outstanding unvested options and RSUs granted when her employment began and on June 6, 2012 (other than those tied to the trailing average price) that would otherwise have vested within 24 months of the date of termination.

All such post-termination payments are subject to her execution of a mutually satisfactory release and compliance with the covenants described below.

The agreement contains customary confidentiality, non-competition, non-solicitation, non-disparagement and indemnification provisions. Under the agreement, Ms. Gersh cannot compete with the Company for a 12-month period if her employment terminates before June 6, 2012 or for an 18-month period if her employment terminates thereafter, unless the agreement expires in accordance with its term. The non-solicitation covenant extends for 18 months after termination.

EMPLOYMENT AGREEMENT AND SERVICES AGREEMENT WITH CHARLES KOPPELMAN

Charles Koppelman became our Executive Chairman and Principal Executive Officer in July 2008. On September 17, 2008, we entered into an employment agreement with Mr. Koppelman in that capacity. The agreement was amended in non-substantive aspects on October 29, 2010, and then in a number of substantive respects on July 26, 2011. The agreement was further modified and terminated on September 15, 2011, the date upon which Ms. Gersh began to report directly to the Board, at which time Mr. Koppelman ceased to be an employee, although he has remained our Non-Executive Chairman and is expected to continue to serve in that capacity until the Annual Meeting.

Mr. Koppelman’s agreement originally provided for an annual base salary of $900,000, subject to increase at the discretion of the Board. The Compensation Committee increased Mr. Koppelman’s base salary to $990,000, effective November 1, 2009. The agreement also provided for an annual cash bonus of 100% of base salary, with a maximum bonus of 150% of base salary, based on achievement of goals established by the Compensation Committee. Mr. Koppelman received no bonus for 2011.

In connection with his employment agreement, we granted Mr. Koppelman a restricted stock award of 425,000 shares of our Class A Common Stock on October 1, 2008, of which 100,000 shares were to vest if the fair market value (as defined in the Stock Plan) of the Class A Common Stock was at least $15 on each of the immediately preceding 60 consecutive trading days during the initial Employment Term (as defined in the employment agreement); and 100,000 shares were to vest if the fair market value of the Class A Common Stock was at least $25 on each of the immediately preceding 60 consecutive trading days during the initial Employment Term (the “Performance Shares”). In connection with his employment agreement, Mr. Koppelman also received an option to purchase 600,000 shares of Class A Common Stock on October 1, 2008 with an exercise price equal to the closing price on the grant date. The agreement contemplated that, in the discretion of the Board or the Compensation Committee, Mr. Koppelman would receive additional equity awards and such awards were subsequently granted.

The agreement required us to reimburse Mr. Koppelman up to $60,000 per year for the use of a driver and, to the extent feasible and available, provide Mr. Koppelman with office space for others working with him on non-Company related matters, the cost of which was reimbursed to the Company by Mr. Koppelman. Mr. Koppelman was entitled to participate in our employee benefit plans, policies, programs, perquisites and arrangements that we provide generally to our similarly situated employees (excluding for this purpose Martha Stewart) to the extent he met the eligibility requirements for any such plan, policy, program, perquisite or arrangement. We paid or reimbursed Mr. Koppelman for all reasonable business expenses, including first-class air transportation or travel on a private plane.

The 2011 modifications added the date upon which the President and Chief Operating Officer began reporting directly to the Board to the circumstances in which the agreement and Mr. Koppelman’s employment would terminate and provided that such a termination would constitute a termination without “cause” and therefore mandate that the Company make a termination payment to Mr. Koppelman. As a result, when Ms. Gersh began to report directly to the Board on September 15, 2011, we were required to pay Mr. Koppelman severance of $1,466,923 upon his execution of a general release of the Company. Of the total severance, $500,000 was paid in 2011 and $966,923 was paid in 2012. In addition, the modifications resulted in all of his unvested equity-based awards that were outstanding on that date vesting or becoming exercisable, other than the Performance Shares. The period for exercising any vested stock options also was extended to one year after the last day of Mr. Koppelman’s service as a director. The Performance Shares were cancelled. The 2011 modifications also obligated us to reimburse Mr. Koppelman for up to $35,000 of legal expenses in connection with the modifications and to provide continued medical coverage to him at active employee rates for two years (unless he is earlier eligible to receive subsequent employer-provided coverage).

The agreement contained customary confidentiality, non-competition, non-solicitation, non-disparagement and indemnification provisions. Under the agreement, Mr. Koppelman cannot compete with the Company for an 18-month period following his September 15, 2011 termination and may not solicit Company personnel for a 24-month period following that termination.

On July 26, 2011, we also executed a Services Agreement with Mr. Koppelman to govern his continuing arrangements as a director. The Services Agreement became effective on September 15, 2011. We amended and restated the Services Agreement in April 2012. These arrangements are described under “Compensation of Non-Employee Directors.”

See also the Grants of Plan-Based Awards in 2011 table for information on Mr. Koppelman’s equity-based awards in 2011 for his services in the capacity of both Principal Executive Officer and Non-Executive Chairman.

EMPLOYMENT AGREEMENT WITH MARTHA STEWART

On April 9, 2009, the Company entered into an amended and restated employment agreement with Martha Stewart, effective as of April 1, 2009. The agreement was set to expire on March 31, 2012, however, on March 30, 2012, the parties agreed to extend the agreement through June 30, 2012 while they work to negotiate a renewal. Ms. Stewart received a $3 million make-whole/retention payment in connection with her original execution of the 2009 employment agreement.

Under the agreement, for her services as a performer, for making public appearances, and as an author and provider of content, Ms. Stewart is entitled to talent compensation of $2 million per year. Ms. Stewart is also entitled to an annual bonus in an amount determined by the Compensation Committee based on the achievement of the Company and individual performance goals established by the Compensation Committee for each fiscal year, with a target annual bonus equal to $1 million and a maximum annual bonus equal to 150% of the target amount. For 2011, Ms. Stewart did not receive a bonus. If Ms. Stewart serves as on-air talent on shows other than The Martha Stewart Show produced after April 1, 2009, she is entitled to additional compensation to be determined by mutual agreement of Ms. Stewart and the Board (or if they cannot agree, by an independent expert), as well as 10% of the adjusted gross revenues (as defined in the agreement) associated with re-runs of such shows.

Ms. Stewart is entitled to participate in all of the Company’s welfare benefit plans and programs for the benefit of senior executives, on a basis no less favorable than in effect immediately prior to April 1, 2009, and is eligible to participate in all pension, retirement, savings and other employee benefit plans and programs maintained for the benefit of senior executives, other than any equity-based incentive plans, severance plans, retention plans and any annual cash incentive plan, on a basis no less favorable than in effect immediately prior to that date, although she may receive annual grants of stock options, in the discretion of the Board. See the Grants of Plan-Based Awards in 2011 table for information on Ms. Stewart’s stock option award in 2011.

Ms. Stewart is entitled to reimbursement for all business, travel and entertainment expenses on a basis no less favorable than in effect immediately prior to April 1, 2009 and subject to the Company’s current expense reimbursement policies. The Company must also provide Ms. Stewart with automobiles and drivers on a basis no less favorable than in effect immediately prior to April 1, 2009 and must also pay for or reimburse her for certain security and communications expenses.

The employment agreement contains customary confidentiality, non-competition, non-solicitation and indemnification provisions. Under the agreement, Ms. Stewart cannot compete with the Company or solicit its employees during her term of employment. In addition, if Ms. Stewart’s employment is terminated by the Company for cause or by Ms. Stewart without good reason, the non-competition and non-solicitation restrictions continue for 12 months after the termination of employment. The non-disparagement provisions, which preclude both the Company and Ms. Stewart from making disparaging or derogatory statements about the other in communications that are public or that may be reasonably expected to be publicly disseminated to the press or the media, apply during her term of employment and for two years thereafter in all events.

See “Certain Relationships and Related Person Transactions – Transactions with Martha Stewart” for a discussion of certain payments constituting All Other Compensation. See also “Potential Payments Upon Termination or Change in Control” for a discussion of severance payments payable under Ms. Stewart’s employment agreement.

EMPLOYMENT AGREEMENT WITH KENNETH WEST

Kenneth West became our Executive Vice President and Chief Financial Officer on September 6, 2011. The Company has entered into an employment agreement with Mr. West that is in effect until September 6, 2014.

The agreement provides for an annual base salary of not less than $450,000. It also provides for an annual performance-based target bonus of 75% of base salary, with a minimum bonus of 0% and a maximum bonus of 150% of the target amount, based on the achievement of goals established by the Compensation Committee for each calendar year, prorated for the days of employment in 2011 and 2014. The bonus for 2011 was to be based on achievement of the adjusted EBITDA target described under “Compensation Discussion and Analysis – Analysis of Elements of Total Compensation – Annual Bonuses” (without any one-time restructuring charges) but no less than $30,000 and be payable entirely in cash. Sixty-seven percent of the bonuses with respect to the following years is to be paid in cash and the remaining 33% in the form of stock options and/or RSUs.

In connection with his agreement, we granted Mr. West an option to purchase 75,000 shares of the Company’s Class A Common Stock with an exercise price equal to the closing price on the grant date, which option will vest as to 25,000 of the shares on each of September 6, 2013, September 6, 2014 and September 6, 2015. Mr. West also received options to purchase 100,000 shares of the Class A Common Stock, of which an option for 25,000 shares has an exercise price of $6 per share and vests only if the trailing average price during the term of the employment agreement has been at least $6; an option for 25,000 shares has an exercise price of $8 per share and vests only if the trailing average price during the term of the employment agreement has been at least $8; an option for 25,000 shares has an exercise price of $10 per share and vests only if the trailing average price during the term of the employment agreement has been at least $10; and an option for 25,000 shares has an exercise price of $12 per share and vests only if the trailing average price during the term of the employment agreement has been at least $12.

We also granted Mr. West 50,000 RSUs, 16,667 of which will vest on each of September 6, 2013 and September 6, 2014, and 16,666 of which will vest on September 6, 2015 and 60,000 RSUs, 15,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $8, an additional 15,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $10, an additional 15,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $12, and the final 15,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $14.

Mr. West is entitled to participate in our employee benefit plans, policies, programs and arrangements provided generally to similarly situated employees of the Company and to reimbursement of all reasonable business expenses in accordance with Company policies relating to such expenses.

If we terminate Mr. West without “cause” or he resigns for “good reason,” the agreement provides that we will pay him a prorated bonus with respect to the cash portion of his bonus for the year of termination (so long as his targets have been met and bonuses are paid generally to similarly situated executives). If this had occurred on or before March 6, 2012 and before a “change in control” (as defined in the agreement) of the Company occurred, in addition to the prorated bonus, we would have been required to continue to pay his base salary for six months and continue his medical coverage at active employee rates for six months (unless he was earlier eligible to receive subsequent employer-provided coverage).

If we terminate Mr. West without “cause” or he resigns for “good reason” after March 6, 2012 and before September 6, 2012 but before a “change in control” of the Company occurs, in addition to the prorated bonus, we must continue to pay his base salary for 12 months and continue his medical coverage at active employee rates for 12 months (unless he is earlier eligible to receive subsequent employer-provided coverage).

If we terminate Mr. West without “cause” or he resigns for “good reason” on or after September 6, 2012 but before a “change in control” of the Company occurs, in addition to the prorated bonus, continuing payment of his base salary for 12 months and continued medical coverage at active employee rates for the earlier of 12 months or the end of his originally scheduled employment term (unless he is earlier eligible to receive subsequent employer-provided coverage), he will also vest in the portion of the outstanding unvested options and RSUs granted when his employment began (other than those tied to the trailing average price) that would otherwise have vested within 12 months of the date of termination.

If we terminate Mr. West without “cause” or he resigns for “good reason” on or after a “change in control” of the Company occurs, in addition to the prorated bonus, continuing payment of his base salary for 12 months and continued medical coverage at active employee rates for the earlier of 12 months or the end of his originally scheduled employment term (unless he is earlier eligible to receive subsequent employer-provided coverage), he will also vest in the portion of the outstanding unvested options and RSUs granted when his employment began (other than those tied to the trailing average price) that would otherwise have vested within 24 months of the date of termination.

All such post-termination payments are subject to his execution of a mutually satisfactory release and compliance with the covenants described below.

The agreement contains customary confidentiality, non-competition, non-solicitation, non-disparagement and indemnification provisions. Under the agreement, Mr. West cannot compete with the Company for a 12-month period after termination. The non-solicitation covenant also extends for 12 months after termination.

EMPLOYMENT AGREEMENT WITH KELLI TURNER

The Company entered into an employment agreement with Kelli Turner on March 24, 2009 pursuant to which she served as the Company’s Executive Vice President and Chief Financial Officer. The agreement commenced on March 31, 2009 and had a two-year term. The annual base salary set forth in Ms. Turner’s employment agreement was $375,000, subject to increase by the Board. The Compensation Committee increased Ms. Turner’s annual salary to $425,000 effective November 1, 2009. In addition, Ms. Turner was eligible for an annual cash bonus with a target of 100% of base salary, based upon, among other criteria, assessment of her performance and overall Company financial performance. Ms. Turner’s employment with the Company terminated effective February 1, 2011.

Ms. Turner was entitled to participate in our employee benefit plans, policies, programs, and arrangements that we provide generally to our similarly situated employees (excluding for this purpose Martha Stewart) to the extent she met the eligibility requirements for any such plan, policy, program, perquisite or arrangement.

The agreement also contained customary confidentiality, non-competition, non-solicitation, non-disparagement and indemnification provisions. Under the agreement, Ms. Turner could not compete with the Company for 12 months following her termination and may not solicit Company personnel for 24 months following termination.

EMPLOYMENT AGREEMENT WITH DANIEL TAITZ

Daniel Taitz became our Executive Vice President, Chief Administrative Officer and General Counsel on August 22, 2011. The Company has entered into an employment agreement with Mr. Taitz that is in effect until August 22, 2014.

The agreement provides for an annual base salary of not less than $450,000. It also provides for an annual target bonus of 75% of base salary, with a minimum bonus of 0% and a maximum bonus of 150% of the target amount, based on the achievement of goals established by the Compensation Committee for each calendar year, prorated for the days of employment in 2011 and 2014. The bonus for 2011 was to be based on achievement of the adjusted EBITDA target described under “Compensation Discussion and Analysis – Analysis of Elements of Total Compensation – Annual Bonuses” (without any one-time restructuring charges), but no less than $50,000.

In connection with his agreement, we granted Mr. Taitz an option to purchase 100,000 shares of Class A Common Stock with an exercise price equal to the closing price on the grant date, which option will vest as to 33,334 of the shares on August 22, 2013 and as to 33,333 of the shares on each of August 22, 2014 and August 22, 2015. Mr. Taitz also received options to purchase 200,000 shares of the Company’s Class A Common Stock, of which an option for 50,000 shares has an exercise price of $6 per share and vests only if the trailing average price during the term of the employment agreement has been at least $6; an option for 50,000 shares has an exercise price of $8 per share and vests only if the trailing average price during the term of the employment agreement has been at least $8; an option for 50,000 shares has an exercise price of $10 per share and vests only if the trailing average price during the term of the employment agreement has been at least $10; and an option for 50,000 shares has an exercise price of $12 per share and vests only if the trailing average price of during the term of the employment agreement has been at least $12.

We also granted Mr. Taitz 50,000 RSUs, 16,667 of which will vest on each of August 22, 2013 and August 22, 2014, and 16,666 of which will vest on August 22, 2015 and 120,000 RSUs, 30,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $8, an additional 30,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $10, an additional 30,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $12, and the final 30,000 of which will vest if the trailing average price during the term of the employment agreement has been at least $14.

We also agreed to grant to Mr. Taitz on August 22, 2012 (or as soon as practicable thereafter) 30,000 RSUs that will vest in equal tranches on each of August 22, 2013, August 22, 2014 and August 22, 2015.

Mr. Taitz is entitled to participate in our employee benefit plans, policies, programs and arrangements provided generally to similarly situated employees of the Company and to reimbursement of all reasonable business expenses in accordance with Company policies relating to such expenses.

If we terminate Mr. Taitz without “cause” or he resigns for “good reason,” the agreement provides that we will pay him a prorated bonus (so long as his targets have been met and bonuses are paid generally to similarly situated executives). If this had occurred before February 22, 2012 and before a “change in control” (as defined in the agreement) of the Company occurred, in addition to the prorated bonus, we would have been required to continue to pay his base salary for six months and continue his medical coverage at active employee rates for six months (unless he was earlier eligible to receive subsequent employer-provided coverage).

If we terminate Mr. Taitz without “cause” or he resigns for “good reason” after February 22, 2012 and before August 22, 2012 but before a “change in control” of the Company occurs, in addition to the prorated bonus, we must continue to pay his base salary for 12 months and continue his medical coverage at active employee rates for 12 months (unless he is earlier eligible to receive subsequent employer-provided coverage).

If we terminate Mr. Taitz without “cause” or he resigns for “good reason” on or after August 22, 2012 but before a “change in control” of the Company occurs, in addition to the prorated bonus, continuing payment of his base salary for 12 months and continued medical coverage at active employee rates for the earlier of 12 months or the end of his originally scheduled employment term (unless he is earlier eligible to receive subsequent employer-provided coverage), he will also vest in the portion of the outstanding unvested options and RSUs granted when his employment began and on August 22, 2012 (other than those tied to the trailing average price) that would otherwise have vested within 12 months of the date of termination.

If we terminate Mr. Taitz without “cause” or he resigns for “good reason” on or after a “change in control” of the Company occurs, in addition to the prorated bonus, continuing payment of his base salary for 12 months and continued medical coverage at active employee rates for the earlier of 12 months or the end of his originally scheduled employment term (unless he is earlier eligible to receive subsequent employer-provided coverage), he will also vest in the portion of the outstanding unvested options and RSUs granted when his employment began and on August 22, 2012 (other than those tied to the trailing average price) that would otherwise have vested within 24 months of the date of termination.

All such post-termination payments are subject to his execution of a mutually satisfactory release and compliance with the covenants described below.

The agreement contains customary confidentiality, non-competition, non-solicitation, non-disparagement and indemnification provisions. Under the agreement, Mr. Taitz cannot compete with the Company for a 12-month period after termination. The non-solicitation covenant also extends for 12 months after termination.

COMPENSATION OF PATRICIA POLLACK

Patricia Pollack became our Senior Executive Vice President, Merchandising on June 1, 2011. She is not subject to any employment agreement.

Commencing with her June 1, 2011 promotion, she became entitled to receive an annual base salary of $550,000 and an annual target bonus of 50% of base salary, based on achievement of the adjusted EBITDA target described under “Compensation Discussion and Analysis,” with a minimum cash bonus for 2011 of $100,000.

In connection with her promotion, we granted Ms. Pollack 50,000 RSUs, 16,500 of which will vest on each of June 1, 2012 and June 1, 2013 and 17,000 of which will vest on June 1, 2014. She also earlier received other equity-based awards in 2011 as set forth in the Grant of Plan-Based Awards in 2011 table.

Ms. Pollack is entitled to participate in our employee benefit plans, policies, programs and arrangements provided generally to similarly situated employees of the Company and to reimbursement of all reasonable business expenses in accordance with Company policies relating to such expenses.

COMPENSATION OF ALLISON JACQUES

Allison Jacques has been our Controller since December 2002. She served as interim principal financial officer and principal accounting officer after Ms. Turner’s departure and before Mr. West was hired as chief financial officer and has remained principal accounting officer. She is not subject to an employment agreement.

Ms. Jacques receives an annual base salary of $250,000 and in 2011, she had a target bonus of 40% of base salary. Ms. Jacques received an additional $12,000 per month for her services as interim principal financial officer during a portion of 2011.

Ms. Jacques is entitled to participate in our employee benefit plans, policies, programs and arrangements provided generally to similarly situated employees of the Company and to reimbursement of all reasonable business expenses in accordance with Company policies relating to such expenses. She received equity-based awards in 2011 as set forth in the Grant of Plan-Based Awards in 2011 table.

COMPENSATION OF PETER HURWITZ

Mr. Hurwitz was not subject to an employment agreement. Pursuant to his September 1, 2009 offer letter, Mr. Hurwitz received an annual base salary of $350,000, which salary was increased by the Compensation Committee to $400,000 effective June 7, 2010. In addition, he was eligible for an annual bonus with a target of 70% of base salary. Mr. Hurwitz was also entitled to cash severance in the amount of $680,000 upon a termination by the Company without “cause.”

Mr. Hurwitz’s employment terminated as of October 1, 2011. Upon the effectiveness of a separation agreement and general release of the Company executed by him, we paid Mr. Hurwitz $680,000 in a lump sum payment. In addition, all of his outstanding unvested stock options and RSUs (other than any performance-based awards) that would next vest but for that termination vested or became exercisable and the period for exercising any vested stock options was extended to October 1, 2012. Mr. Hurwitz also is entitled to reimbursement of COBRA health care coverage premiums for up to nine months following termination (unless he is earlier eligible for other employer-provided health care coverage). Under the separation agreement Mr. Hurwitz cannot solicit Company employees for one year following termination or interfere in certain respects with Company business relationships.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

	Option Awards (1)									Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Lisa Gersh					100,000	(3)	6.00	6/5/2021
					100,000	(3)	8.00	6/5/2021
					100,000	(3)	10.00	6/5/2021
					100,000	(3)	12.00	6/5/2021
			300,000	(4)			4.85	6/5/2021
													200,000	(5)	880,000
										200,000	(6)	880,000

Charles Koppelman	25,000						10.61	7/22/2014
	200,000						28.55	1/24/2015
	200,000						20.35	10/27/2015
	7,500						17.31	5/17/2016
	7,500						18.09	5/17/2017
	7,500						9.09	5/20/2018
	600,000	(7)					8.53	10/1/2015	(7)
	100,000	(7)					5.48	2/28/2020	(7)
	90,000	(7)					3.95	2/28/2021	(7)
										15,151	(8)	66,664
													100,000	(9)	440,000

Kenneth West					25,000	(10)	6.00	9/5/2021
					25,000	(10)	8.00	9/5/2021
					25,000	(10)	10.00	9/5/2021
					25,000	(10)	12.00	9/5/2021
			75,000	(11)			3.08	9/5/2021
										50,000	(12)	220,000
													60,000	(13)	264,000

Allison Jacques	30,000						7.04	3/3/2015
			18,750	(14)			1.96	2/28/2019
	1,750		5,250	(15)			5.48	2/28/2020
			25,000	(16)			3.95	2/28/2021
										6,250	(17)	27,500
										10,000	(18)	44,000
										10,000	(19)	44,000

	Option Awards (1)								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Martha Stewart	150,000						15.90	2/15/2012
	750,000						7.04	3/02/2015
	425,000		425,000	(14)			1.96	2/28/2019
	75,000		225,000	(15)			5.48	2/28/2020
			150,000	(16)			3.95	2/28/2021

Daniel Taitz					50,000	(20)	6.00	8/21/2021
					50,000	(20)	8.00	8/21/2021
					50,000	(20)	10.00	8/21/2021
					50,000	(20)	12.00	8/21/2021
			100,000	(21)			3.15	8/21/2021
									50,000	(22)	220,000
												120,000	(23)	528,000

Patricia Pollack	18,750		18,750	(14)			1.96	2/28/2019
	3,750		11,250	(15)			5.48	2/28/2020
			20,000	(16)			3.95	2/28/2021
									6,250	(17)	27,500
									15,000	(19)	66,000
									50,000	(24)	220,000

Peter Hurwitz	50,000	(25)					5.80	10/1/2012
	10,000	(25)					5.48	10/1/2012
	24,750	(25)					3.95	10/1/2012

(1)	Options are granted at an exercise price equal to the fair market value on the date of grant. Under the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Employee Stock Incentive Plan, fair market value is defined as the closing price of Class A Common Stock on the last business day before the grant. Under the Stock Plan, fair market value is defined as the closing price of Class A Common Stock on the date of grant.
(2)	Market value is calculated by multiplying the number of shares that have not vested by $4.40, the closing market price of the Class A Common Stock on December 30, 2011, the final trading days of 2011.
(3)	This option will vest if and only if the trailing average price is at least equal to the exercise price during the period beginning on June 6, 2011 and ending on June 6, 2015.
(4)	This option will vest with respect to one-third of the shares on each of June 6, 2013, June 6, 2014 and June 6, 2015.
(5)	Twenty-five percent of these RSUs will vest if and only if the trailing average price is at least $6 during the period beginning on June 6, 2011 and ending on June 6, 2015; 25% will vest if and only if the trailing average price is at least $8 during the period beginning on June 6, 2011 and ending on June 6, 2015; 25%. will vest if and only if the trailing average price is at least $10 during the period beginning on June 6, 2011 and ending on June 6, 2015; and 25% will vest if and only if the trailing average price at least $12 during the period beginning on June 6, 2011 and ending on June 6, 2015.

(6)	Sixty-six thousand six hundred sixty-seven of these RSUs will vest on each of June 6, 2013 and June 6, 2014 and 66,666 will vest on June 6, 2015.
(7)	These options, to the extent not previously vested, vested on September 15, 2011 upon termination of Mr. Koppelman’s employment. See “Executive Compensation Agreements – Employment Agreement and Services Agreement with Charles Koppelman.” They will be exercisable until the date that is one year after the last day of Mr. Koppelman’s service as a director, which is expected to be the date of the Annual Meeting.
(8)	These RSUs were to vest on September 15, 2012. However, they are to be forfeited on the date of the Annual Meeting and replaced with an identical grant.
(9)	Fifty percent of these RSUs will vest if and only if the trailing average price is at least $6 during the period beginning on September 15, 2011 and ending on December 31, 2012 and 50% will vest if and only if the trailing average is at least $8 during the period beginning on September 15, 2011 and ending on December 31, 2012.
(10)	This option will vest if and only if the trailing average price is at least equal to the exercise price during the period beginning on September 6, 2011 and ending on September 6, 2014.
(11)	This option will vest with respect to one-third of the shares on each of September 6, 2013, September 6, 2014 and September 6, 2015.
(12)	Sixteen thousand six hundred sixty-seven of these RSUs will vest on each of September 6, 2013 and September 6, 2014 and 16,666 will vest on September 6, 2015.
(13)	Twenty-five percent of these RSUs will vest if and only if the trailing average price is at least $8 during the period beginning on September 6, 2011 and ending on September 6, 2014; 25% will vest if and only if the trailing average is at least $10 during the period beginning on September 6, 2011 and ending on September 6, 2014; 25% will vest if and only if the trailing average price is at least $12 during the period beginning on September 6, 2011 and ending on September 6, 2014; and 25% will vest if and only if the trailing average price is at least $14 during the period beginning on September 6, 2011 and ending on September 6, 2014.
(14)	This option vested with respect one-half of these on March 1, 2012; it will vest with respect to the remaining shares on March 1, 2013.
(15)	This option vested with respect to one-third of the shares on March 1, 2012; it will vest with respect to an additional one-third on each of March 1, 2013 and March 1, 2014.
(16)	This option vested with respect to 33% of these shares vested March 1, 2012. It will vest with respect to an additional 33% on March 1, 2013 and with respect to the remaining 34% on March 1, 2014.
(17)	These RSUs vested on March 1, 2012.
(18)	Fifty percent of these RSUs vested on March 1, 2012. An additional fifty percent will vest on March 1, 2013.
(19)	Fifty percent of these RSUs vested on March 1, 2012 and 50% will vest on March 1, 2013.
(20)	These options will vest if and only if the trailing average price is at least equal to the exercise price during the period beginning on August 22, 2011 and ending on August 22, 2014.
(21)	This option will vest as to 33,334 of the shares on August 22, 2013 and with respect to 33,333 shares on each of August 22, 2014 and August 22, 2015.
(22)	Sixteen thousand six hundred sixty-seven of these RSUs will vest on each of August 22, 2013 and August 22, 2014 and 16,666 will vest on August 22, 2015.

(23)	Twenty-five percent of these RSUs will vest if and only if the trailing average price is at least $8 during the period beginning on August 22, 2011 and ending on August 22, 2014; 25% will vest if and only if the trailing average price of is at least $10 during the period beginning on August 22, 2011 and ending on August 22, 2014; 25% will vest if and only if the trailing average price of is at least $12 during the period beginning on August 22, 2011 and ending on August 22, 2014; and 25% will vest if and only if the trailing average price is at least $14 during the period beginning on August 22, 2011 and ending on August 22, 2014.
(24)	Sixteen thousand five hundred of these RSUs will vest on June 1, 2012 and June 1, 2013 and 17,000 will vest on June 1, 2014.
(25)	These options, to the extent not previously vested, vested on October 1, 2011 upon termination of Mr. Hurwitz employment. See “Executive Compensation Agreements – Compensation of Peter Hurwitz.”

OPTION EXERCISES AND STOCK VESTED DURING 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Charles Koppelman	550,000	1,509,750	236,667	771,534
Kelli Turner	45,000	47,655	—	—
Allison Jacques	9,375	15,197	2,550	8,237
Patricia Pollack	—	—	4,250	13,260
Peter Hurwitz	—	—	12,500	39,000

(1)	Value realized was calculated based on the difference between the market price of Class A Common Stock on the date of exercise and the option exercise price.
(2)	Value realized was calculated based on the closing price of the Class A Common Stock on the date of vesting.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below show certain potential payments that would have been made to an NEO had a termination hypothetically occurred on December 31, 2011 under various scenarios, or had a change in control hypothetically occurred on December 31, 2011. In accordance with SEC rules, the potential payments were determined under the terms of each NEO’s respective employment agreement, if any. The terms of these agreements, including the obligations of the NEOs in respect of non-competition, non-solicitation and non-disparagement following termination, are detailed above under “Executive Compensation Agreements” above.

The tables do not include the value of vested but unexercised stock options as of December 31, 2011. The Benefit Continuation expense was calculated using the Company’s costs for medical, dental, hospitalization and life insurance coverage for each NEO as in effect on December 31, 2011, except where otherwise specified. The footnotes to the tables describe the assumptions used in estimating the amounts set forth in the tables. Because the payments to be made to an NEO or the value of accelerated equity awards depend on several factors, the actual amounts to be paid out or the value received upon an NEO’s termination of employment or upon a change in control can only be determined at the time of the event. In all events of termination, an NEO is entitled to earned but unpaid salary, benefits (including accrued vacation) and unreimbursed business expenses through the date of termination. This table assumes that our pay period ended on, and included pay for, December 31, 2011, and that there was no accrued vacation at such date.

Value of Accelerated Equity Awards (2)
Lisa Gersh: (1)	Cash Severance ($)	Benefit Continuation ($)	Options ($)	Restricted Stock and RSUs ($)	Total ($)
Change in Control (3)	1,125,000	(4)	—	293,335	1,418,335
Termination by Company without “cause”/ by employee for “good reason”	750,000	(4)	—	—	750,000
Termination for cause	—	—	—	—	—
Disability			—	—	—
Death	—	—	—	—	—
All other	—	—	—	—	—

Value of Accelerated Equity Awards (2)
Kenneth West: (1)	Cash Severance ($)	Benefit Continuation ($)	Options ($)	Restricted Stock and RSUs ($)	Total ($)
Change in Control (3)	450,000	9,146	33,000	73,335	565,481
Termination by Company without “cause”/by Employee for good reason	225,000	4,573	—	—	229,573
Termination for cause	—	—	—	—	—
Disability			—	—	—
Death	—	—	—	—	—
All other	—	—	—	—	—

(See footnotes following tables)

Value of Accelerated Equity Awards (2)
Allison Jacques:	Cash Severance ($)	Benefit Continuation ($)	Options ($)	Restricted Stock and RSUs ($)	Total ($)
Change in Control	—	—	57,000	115,500	172,500
Termination by Company without “cause”/ by employee for “good reason” (5)	139,423	—	—	—	139,423
Termination for cause	—	—	—	—	—
Disability			—	—	—
Death	—	—	—	—	—
All other	—	—	—	—	—

			Value of Accelerated Equity Awards (2)
Martha Stewart:	Cash Severance ($)	Benefit Continuation ($)	Options ($)	Restricted Stock and RSUs ($)	Total ($)
Change in Control	—	—	1,104,500		1,104,500
Termination by Company without “cause”/ by employee for “good reason” (6)	8,000,000	17,999	—		8,017,999
Termination for cause	—	—	—		—
Disability (6)	500,000	—	—		500,000
Death (6)	500,000	—	—		500,000
All other	—	—	—		—

Value of Accelerated Equity Awards (2)
Daniel Taitz: (1)	Cash Severance ($)	Benefit Continuation ($)	Options ($)	Restricted Stock and RSUs ($)	Total ($)
Change in Control (3)	450,000	9,146	41,668	73,335	574,149
Termination by Company without “cause”/ by employee for “good reason”	225,000	4,573	—	—	229,573
Termination for cause	—	—	—	—	—
Disability	—	—	—	—	—
Death	—	—	—		—
All other	—	—			—

Value of Accelerated Equity Awards (2)
Patricia Pollack:	Cash Severance ($)	Benefit Continuation ($)	Options ($)	Restricted Stock and RSUs ($)	Total ($)
Change in Control	—	—	54,750	93,500	148,250
Termination by Company without “cause” (7)	232,692	—	—	—	232,692
Termination by employee for “good reason”	—	—	—	—	—
Termination for cause	—	—	—	—	—
Disability	—	—	—	—	—
Death	—	—	—	—	—
All other	—	—	—	—	—

(1)	The employment agreements for Ms. Gersh, Mr. West and Mr. Taitz provide for a pro rata bonus for the year of termination if performance targets are met and bonuses are paid to similarly situated executives, with such bonuses to be paid at the time such other bonuses are paid, such that no additional bonus amount would have been payable to these individuals as of December 31, 2011.
(2)	Based on $4.40, the closing stock price of the Class A Common Stock on December 30, 2011, the last trading day of 2011. The value of the options is the difference between $4.40 and the applicable exercise price. Options with exercise prices that exceeded the closing price would not result in a benefit had the vesting of these options been accelerated, and therefore such options are not included in the table.
(3)	Represents amounts payable in lieu of amount payable upon a “Termination by Company without ‘cause’/by employee for ‘good reason’” if the “Termination by Company without ‘cause’/ by employee for ‘good reason’” occurs after a “change in control.”
(4)	Under her employment agreement, Ms. Gersh would be entitled to continued medical coverage at active employee rates. She is not currently receiving such coverage but if she did elect to do so, the estimated maximum cost to the Company would be $5,043 in connection with a “Termination by Company without ‘cause’/ by employee for ‘good reason’” before a “change in control” and $15,128 after a “change in control.”
(5)	Under the Company’s severance policy, employees may be eligible to receive severance after at least one year of employment if they are involuntarily terminated. The amount is based on a combination of title and years of service, subject to execution of a release in favor of the Company. At December 31, 2011, Ms. Jacques was entitled to 29 weeks of salary.
(6)	As of December 31, 2011, Ms. Stewart’s employment agreement provided for termination on March 31, 2012; accordingly any effect of the extension of the term of the employment agreement to June 30, 2012 that was effected in March 2012 is not reflected in the amounts set forth above. Under Ms. Stewart’s employment agreement, in the event of her death, the Company remains obligated to pay the talent compensation (less long-term disability payments) until June 30, 2012 (March 31, 2012, prior to the extension of the agreement). If she is disabled, the talent compensation continues unless the agreement is terminated, in which event the Company remains obligated to pay the talent compensation (less long-term disability payments) until June 30, 2012 (March 31, 2012, prior to the extension of the agreement). (Amounts in the table reflect the full talent compensation without reduction.) Also, under Ms. Stewart’s employment agreement, if the Company terminates her employment without “cause” or she terminates her employment for “good reason,” she would be entitled to a lump-sum payment equal to the sum of: (a) talent compensation and accrued vacation pay (which for purposes of this table we are assuming is zero) through the date of termination, (b) $3,000,000, and (c) the higher of (1) $5,000,000 or (2) three times the highest annual bonus paid with respect to any fiscal year beginning during the term of the agreement. In such cases, the Company must also continue to provide Ms. Stewart for the greater of the remaining term of the agreement or three years following the date of termination, the same medical, hospitalization, dental and life insurance coverage to which she was otherwise entitled under the agreement. Upon a termination by the Company without cause or her termination for good reason, the Company would also be required to continue to provide Ms. Stewart with the use of automobiles and drivers and to provide her with offices and assistants for three years.

The above table does not include any value for use of automobiles and drivers, offices and assistants by Ms. Stewart for a three-year period following such a termination, or payments that would result from the simultaneous termination of the Intangible Asset License Agreement or payments due under the Intellectual Property License Agreement. For more information, see “Certain Relationships and Related Person Transactions – Transactions with Martha Stewart.”

(7)	Under the Company’s severance policy at December 31, 2011, Ms. Pollack was entitled to 22 weeks of salary, subject to execution of a release in favor of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of March 28, 2012 (unless otherwise noted), information relating to the beneficial ownership of our Common Stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of any class of our voting securities, (2) each of our directors, (3) each of the NEOs and (4) all of our current executive officers and directors as a group. Except as otherwise indicated, the address of each is 601 West 26th Street, New York, New York 10001.

Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as otherwise indicated, each person has sole voting and investment power over the shares shown in this table. A person is also deemed to be the beneficial owner of any securities with respect to which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be beneficial owner of the same securities. Additionally, we have assumed the conversion of shares of Class B Common Stock into shares of Class A Common Stock for purposes of listing each of the Ms. Stewart’s and the Martha Stewart Family Limited Partnership’s ownership of Class A Common Stock (and all directors and executive officers as a group), but not in calculating the percentage of Class A Common Stock for any other holder or for calculating Martha Stewart’s and the Martha Stewart Family Limited Partnership’s ownership of Class B Common Stock.

Shares of Class B Common Stock may be converted on a one-for-one basis into shares of Class A Common Stock at the option of the holder.

	Series A Preferred Stock		Class A Common Stock (1)			Class B Common Stock (1)
Name	Share	%	Shares		%	Shares	%
Martha Stewart			28,374,571	(2)	41.4	25,984,625	100.0
Alexis Stewart			28,334,192	(3)	41.4	25,984,625	100.0
Martha Stewart Family Limited Partnership			25,984,625	(4)	38.8	25,984,625	100.0
J. C. Penney Company, Inc.	1	100.0	11,000,000	(5)	26.9	—	—
BlackRock, Inc.			1,693,900	(6)	4.1	—	—
Charlotte Beers			151,770	(7)	*	—	—
Frederic Fekkai			89,124	(8)	*	—	—
Lisa Gersh			—			—	—
Arlen Kantarian			128,104	(9)	*	—	—
Charles Koppelman			2,348,580	(10)	5.6	—	—
Michael Kramer			—			—	—
William Roskin			117,014	(11)	*	—	—
Claudia Slacik			46,819	(12)	*	—	—
Todd Slotkin			118,670	(13)	*	—	—
Margaret Smyth			—			—	—
Daniel Walker			—		*	—	—
Kenneth West			—			—	—
Kelli Turner			12,736	(14)	*	—	—
Allison Jacques			41,750	(15)	*	—	—
Daniel Taitz			—			—	—
Patricia Pollack			57,223	(16)
Peter Hurwitz			129,735	(17)	*	—	—
All directors and executive officers as a group (17 persons)			31,473,625	(18)	44.8	25,984,625	100.0

*	The percentage of shares beneficially owned does not exceed 1%.

(1)	The total voting power in the election of directors of the Company (other than the Series A designees) consists of all outstanding shares of Class A Common Stock (having one vote per share) and all outstanding Class B Common Stock (having 10 votes per share). As of March 28, 2012, Martha Stewart held 86.7% of the voting power, Alexis Stewart held 86.7% of the voting power, the Martha Stewart Family Limited Partnership held 86.4% of the voting power and J. C. Penney Company, Inc. held 3.7% of the voting power. No other holder beneficially owned in excess of 1% of the voting power.
(2)	These shares include (i) 4,100 shares of the Class A Common Stock held by Ms. Stewart, (ii) 1,587,000 shares of the Class A Common Stock that are subject to exercisable options and (iii) 29,816 shares of Class A Common Stock held by the Martha Stewart 1999 Family Trust, of which Ms. Stewart is the sole trustee and as to which she has sole voting and dispositive power. These shares also include (a) 25,984,625 shares of Class B Common Stock held by the Martha Stewart Family Limited Partnership (“MSFLP”), of which Ms. Stewart is the sole general partner, each of which is convertible at the option of the holder into one share of the Class A Common Stock, (b) 37,270 shares of Class A Common Stock held by the Martha Stewart 2000 Family Trust, of which Ms. Stewart is a co-trustee and (c) 10,648 shares of Class A Common Stock held by M. Stewart, Inc., the general partner of Martha Stewart Partners, L.P., of which Ms. Stewart is the sole director and as to which she has shared voting and dispositive power. In addition, Martha Stewart may be deemed to beneficially own 721,112 shares of Class A Common Stock held by the Martha and Alexis Stewart Charitable Foundation, for which Martha Stewart is a co-trustee and as to which she shares voting and dispositive power.
(3)	Includes 1,105 shares of Class A Common Stock and 36,250 shares subject to exercisable options, owned directly by Alexis Stewart, as to which she has sole voting and dispositive power. In addition, Alexis Stewart may be deemed to beneficially own 721,112 shares of Class A Common Stock held by the Martha and Alexis Stewart Charitable Foundation, for which Alexis Stewart is a co-trustee and as to which she shares voting and dispositive power. Ms. Alexis Stewart may also be deemed to beneficially own 27,575,725 shares of Class A Common Stock pursuant to (i) a revocable proxy, dated as of October 6, 2004, whereby Martha Stewart appointed Alexis Stewart as her true and lawful proxy, attorney-in-fact and agent with respect to all of the securities of the Company that are owned by Martha Stewart from time to time, and a power of attorney, dated as of October 6, 2004, whereby MSFLP appointed Alexis Stewart as its true and lawful proxy, attorney-in-fact and agent with respect to all of the securities of the Company that are owned by MSFLP from time to time. These shares include the following: (i) 4,100 shares of the Class A Common Stock held by Martha Stewart, (ii) 1,587,000 shares of Class A Common Stock owned by Martha Stewart that are subject to exercisable options, and (iii) 25,984,625 of the Class B Common Stock, each of which is convertible at the option of the holder into one share of Class A Common Stock, and all of which are owned by MSFLP and indirectly owned by Martha Stewart as the sole general partner of MSFLP and as to all of which she is deemed to share voting and dispositive power.
(4)	Consists of 25,984,625 shares of the Class B Common Stock, each of which is convertible at the option of the holder into one share of the Class A Common Stock, all of which are owned by MSFLP and indirectly owned by Martha Stewart as the sole general partner of MSFLP and as to which MSFLP is deemed to share voting and dispositive power.
(5)	Based on a Schedule 13D filed December 16, 2011, J. C. Penney Company Inc. holds sole voting power and sale disposition power indirectly through control of J. C. Penney Corporation Inc., a wholly owned subsidiary. The address of J. C. Penney Company Inc. is 6501 Legacy Drive, Plano, TX 75024.
(6)	Based on a Schedule 13G/A filed on February 2, 2011. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.
(7)	Consists of 67,353 shares of Class A Common Stock and options to acquire 84,417 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days.
(8)	Consists of 45,283 shares of Class A Common Stock and options to acquire 43,841 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days.
(9)	Consists of 57,597 shares of Class A Common Stock and options to acquire 70,507 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days.

(10)	Consists of 1,111,080 shares of Class A Common Stock and options to acquire 1,237,500 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days.
(11)	Consists of 46,863 shares of Class A Common Stock and options to acquire 70,151 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days.
(12)	Consists of 24,760 Class A shares and options to acquire 22,059 shares that are exercisable or will become exercisable with 60 days.
(13)	Consists of 38,253 shares of Class A Common Stock and options to acquire 80,417 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days.
(14)	Assumes no sales or purchases of Class A Common Stock by Ms. Turner subsequent to her termination of employment.
(15)	Consists of options to acquire 41,750 shares that are exercisable or will become exercisable with 60 days.
(16)	Consists of 14,998 shares of Class A Common Stock and options to acquire 42,225 shares of Class A Common Stock that are exercisable or will become exercisable with 60 days.
(17)	Consists of 44,985 shares of Class A Common Stock and options to acquire 84,750 shares of Class A Common Stock that are exercisable. Assumes no sales or purchases of Class A Common Stock by Mr. Hurwitz subsequent to his termination of employment.
(18)	Includes options to acquire 29,264,492 shares of Class A Common Stock as of March 28, 2012 or within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Such persons are required by the SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us and/or written representations that no additional forms were required, we believe that all our officers, directors and greater than 10% beneficial owners timely filed all such required forms with respect to 2011 transactions, except one Form 4 for each of Ms. Marino and Ms. Jacques (reporting modification of performance-based RSUs), Ms. Slacik (reporting initial director’s grants) and Ms. Pollack (reporting shares used to satisfy tax-withholding obligations), which were filed after their due dates.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES REGARDING TRANSACTIONS WITH RELATED PERSONS

Historically, including in 2011, we have had our officers, directors and significant stockholders answer a questionnaire asking them if they knew of any transactions related to the Company from which parties related to any such individuals have benefited. Our executives and directors were, and are, prohibited from allowing such relationships to affect the way they perform their duties.

In July 2010, the Company adopted new written related-person transaction policies and procedures to further the goal of ensuring that any related person transaction is properly reviewed, approved or ratified, if appropriate, and fully disclosed in accordance with applicable rules and regulations. The policies and procedures involve the evaluation of any transactions or arrangements between the Company and any related person (including but not limited to directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each) or any entity in which any related person is employed, is a general partner or principal or in which such person has a 10% or greater beneficial ownership interest.

Under the related person policies and procedures, the related person or the employee responsible for the proposed related person transaction must notify the Chief Financial Officer or the General Counsel of the facts and circumstances of the proposed transaction with a related person. The Chief Financial Officer or the General Counsel, as applicable, will determine whether the proposed transaction constitutes a related person transaction. For purposes of this determination, a “related person transaction” is any transaction arrangement or relationship in which the Company is a participant and any related person has or will have a direct or indirect interest. If the transaction is determined to be a related person transaction, the Chief Financial Officer or the General Counsel, as applicable, will then determine whether the aggregate amount of such transaction exceeds $9,500. If the proposed transaction does not exceed $9,500, the Chief Financial Officer or the General Counsel, as applicable, may approve the transaction, but must present a list of all such transactions to the Audit Committee at the next regularly scheduled quarterly meeting. If the proposed transaction exceeds $9,500, it will be submitted to the Audit Committee for pre-approval. The Audit Committee will consider all of the relevant facts and circumstances of the proposed transaction in making its determination, including the benefits to the Company, the availability of other comparable products or services, the terms of the proposed transaction and whether the transaction is in the ordinary course of the Company’s business. The policies and procedures provide that such transactions will only be approved if they are in, or not inconsistent with, the best interests of the Company. If the transaction involves a member of the Audit Committee, that Audit Committee member will not participate in the action regarding whether to approve or ratify the transaction.

All related person transactions for 2011 were approved consistent with the foregoing policy.

The policies and procedures provide that all related person transactions are to be disclosed in the Company’s filings to the extent required by the rules and regulations of the SEC and the NYSE. SEC regulations currently generally require disclosure with respect to transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest.

TRANSACTIONS WITH MARTHA STEWART

Intangible Asset License Agreement

On June 13, 2008, we entered into an Intangible Asset License Agreement with MS Real Estate Management Company, an entity owned by Ms. Stewart. The Intangible Asset License Agreement was retroactive to September 18, 2007 and has a five-year term.

Pursuant to the Intangible Asset License Agreement, we pay an annual fee of $2 million for the exclusive right to use Ms. Stewart’s lifestyle intangible asset in connection with Company products and services and to access various real properties owned by Ms. Stewart during the term of the agreement. MS Real Estate Management Company is responsible, at its expense, to maintain, landscape and garden the properties in a manner consistent with past practices; provided, however, that we are responsible for (i) approved business expenses associated with security and telecommunications systems, including security personnel, related to the properties, and (ii) up to $100,000 of approved and documented household expenses. See also the Summary Compensation Table.

The Intangible Asset License Agreement will terminate on any termination of Ms. Stewart’s employment. If we terminate Ms. Stewart’s employment without “cause” or she terminates her employment for “good reason,” each as defined in her employment agreement, we will be required to immediately pay any unpaid fees that would be due through the scheduled termination date of September 18, 2012. If we terminate her for cause or she terminates without good reason, no payments beyond the date of termination are required.

Intellectual Property License Agreement

We entered into an Intellectual Property License and Preservation Agreement with Ms. Stewart dated as of October 22, 1999, pursuant to which Ms. Stewart granted us an exclusive, worldwide, perpetual royalty-free license to use her name, likeness, image, voice and signature for our products and services. We are currently the owner of the primary trademarks employed in our business and, under the agreement, we generally have the right to develop and register in our name trademarks that incorporate the Martha Stewart name, such as Martha Stewart Living, and to use these marks on an exclusive basis in and in connection with our businesses. If Ms. Stewart ceases to control us, we will continue to have the foregoing rights, including the right to use those marks for any new business as long as such new business is substantially consistent with the image, look and goodwill of the licensed marks at the time that Ms. Stewart ceases to control us.

In the event that we terminate Ms. Stewart’s employment without “cause” or she terminates her employment for “good reason,” each as defined in her employment agreement, the license to existing marks will cease to be exclusive and we will be limited in our ability to create new marks incorporating her name, likeness, image, publicity and signature. In these circumstances, Ms. Stewart would receive the right to use her name in other businesses that could directly compete with us, including with our magazine, television and merchandising businesses. In addition, if Ms. Stewart’s employment terminates under these circumstances, Ms. Stewart would receive in perpetuity a royalty of 3% of the revenues we derive from any of our products or services bearing any of the licensed marks. The Intellectual Property License and Preservation Agreement contains various customary provisions regarding our obligations to preserve the quality of the licensed marks and to protect these marks from infringement by third parties. The term of the license is perpetual; however, Ms. Stewart may terminate the license if we fail to make the royalty payments described above.

TRANSACTIONS WITH J. C. PENNEY

On December 6, 2011, the Company and J. C. Penney, the principal operating subsidiary of J. C. Penney Company, Inc., entered into the following agreements, each dated as of December 6, 2011: (i) the J. C. Penney/ MSLO Agreement (the “Commercial Agreement”), (ii) the Securities Purchase Agreement (the “Securities Purchase Agreement”) and (iii) the Investor Rights Agreement (the “Investor Rights Agreement”).

Commercial Agreement

The Commercial Agreement became effective upon execution, and provides for an initial term that will expire on January 28, 2023, unless earlier terminated in accordance with its terms. Pursuant to the Commercial Agreement, J. C. Penney will sell certain Martha Stewart-designed and branded home products (the “Products”) through www.jcp.com and in J. C. Penney stores throughout the United States, with the initial Product launch scheduled for February 2013. In addition, by February 2013, J. C. Penney is obligated to build (and thereafter support throughout the term) (i) dedicated Martha Stewart stores in approximately 600 J. C. Penney stores, which stores will be designed in accordance with the Company’s specifications, will feature trained sales associates and will sell certain Products; and (ii) a Company e-commerce site that is expected to sell certain Products, Martha Stewart-branded products sourced from other Company licensees and other products. Except for the Company’s current licensing relationships, the Commercial Agreement prohibits the Company from licensing certain home product categories to specified retailers.

The Commercial Agreement includes a list of Product categories for the initial launch, with the possibility that additional Product categories may be added during the term of the Commercial Agreement. J. C. Penney is required to pay a commission on all Product sales. For the Product categories covered by the initial launch, J. C. Penney is obligated to make minimum guaranteed payments against commissions generated on sales of the Products through the Martha Stewart stores, as well as the J. C. Penney stores and www.jcp.com, in an aggregate amount of $113.5 million. The Commercial Agreement also requires J. C. Penney to pay an annual design fee to the Company and an annual marketing spend to promote the Products, some of which must be spent to advertise in Company properties. The minimum guaranteed payments for sales commissions, when combined with the design fee and the annual marketing spend, will require J. C. Penney to make at least $172.4 million in payments, in the aggregate, during the term of the Commercial Agreement. The minimum guaranteed payment for any year is subject to increase if the actual commissions from the prior year exceed the minimum guaranteed payment for such year by a specified percentage. The minimum guaranteed payments will also increase in the event additional Product categories beyond the initial Product categories are launched.

Securities Purchase Agreement

The Securities Purchase Agreement provided for the purchase by J. C. Penney from the Company of 11,000,000 newly issued shares (the “Purchased Shares”) of Class A Common Stock and the Preferred Share (together with the Purchased Shares, the “Purchased Securities”) for an aggregate purchase price of $38,500,000. The Purchased Shares represented 19.89% of the issued and outstanding shares of the Common Stock prior to such issuance and 16.59% of the issued and outstanding shares of the Common Stock immediately after such issuance. The transactions contemplated by the Securities Purchase Agreement were consummated on December 6, 2011.

The Securities Purchase Agreement includes various customary representations, warranties, covenants and agreements, including a covenant that the proceeds of such issuance may be used for, among other things, the payment of a special one-time dividend to holders of shares of the Common Stock in an amount not to exceed $0.25 per share. A dividend in this amount was subsequently paid on December 30, 2011 to stockholders of record on December 19, 2011. The Company is obligated to indemnify J. C. Penney and certain related entities for damages arising out of or based upon breaches of representations, warranties, covenants and agreements by the Company, subject to customary exceptions and limitations on such obligations included in the Securities Purchase Agreement.

Investor Rights Agreement

The Investor Rights Agreement provides J. C. Penney with certain registration rights and includes agreements with respect to J. C. Penney’s ownership of shares of Common Stock and other actions related to the Company.

Under the Investor Rights Agreement, the holders of a majority of the Purchased Shares (and shares otherwise acquired by J. C. Penney) may request the registration of Class A Common Stock held by them up to three times, beginning on the earlier of the third anniversary of the Investor Rights Agreement or the first date upon which the members of the Board that are independent directors under the NYSE plus, without duplication, the Series A Designees, constitute less than a majority of the Board. J. C. Penney will also generally be permitted to request that the Company register all or a portion of its shares of Class A Common Stock whenever the Company registers any equity securities for public sale (a “piggyback registration”), subject to the procedures and conditions set forth in the Investor Rights Agreement.

During the “Standstill Period” (as defined below), J. C. Penney may only transfer the shares of Class A Common Stock or any equivalent derivative positions (“Synthetic Long Positions”) to (i) certain affiliated entities, (ii) in connection with a third party tender or exchange offer, merger or similar transaction recommended, approved by or not opposed by the Board or (iii) in an open market transaction or registration statement or otherwise (other than in contravention of the restriction described in clause (ii)) provided that any such transfer is not to any person or “group” that would thereafter, to J. C. Penney’s knowledge, own shares or Synthetic Long Positions representing more than 5% of the outstanding shares of the Common Stock.

Until the earlier of termination of the Standstill Period or the date on which J. C. Penney is no longer entitled to designate one or more of the Series A Designees for election to the Board, J. C. Penney and certain of its affiliates (the “J. C. Penney Group”) will cause all shares of the Common Stock owned by the J. C. Penney Group (i) to be counted as present at any meeting where directors of the Company are to be elected by holders of the Common Stock and (ii) to be voted for or against each nominee in the same proportion as the votes cast by the other holders of the Common Stock. In addition, to the extent the Series A Preferred Stock is entitled to vote separately as a class (other than with respect to (i) the election or removal of the Series A Designees, (ii) an amendment to the certificate of incorporation of the Company (the “Certificate of Incorporation”) or the Certificate of Designations that adversely affects the preferences, rights, privileges or powers of the Series A Preferred Stock or authorizes the issuance of any additional shares of Series A Preferred Stock (other than as provided in clause (iii) below) or (iii) any binding share exchange or reclassification involving the Series A Preferred Stock, or any merger or consolidation of the Company, the terms of which do not ensure that such transaction will be consummated without contravening or conflicting with the provisions of the Certificate of Designations addressing reclassification of the Series A Preferred Stock), the J. C. Penney Group will cause the Preferred Share to be counted as present at any meeting and to be voted (x) in the case of a matter on which the other holders of the Common Stock are entitled to vote, in the same manner as a majority of the votes cast by the other holders of the Common Stock and (y) in the case of a matter on which the other holders of the Common Stock are not entitled to vote, in favor of the recommendation of the Board with respect to such matter.

During the Standstill Period, so long as J. C. Penney and its affiliates have complied with their obligations under the Investor Rights Agreement and the Securities Purchase Agreement, the Company will not, without J. C. Penney’s consent, put in place a stockholder rights plan or similar poison pill that would prohibit J. C. Penney, its parent company and any wholly owned subsidiary of its parent company, any person of which J. C. Penney and its parent company are wholly owned subsidiaries and any other wholly owned subsidiary of any such person, and any controlled affiliate of any of the foregoing (the “Standstill Entities”) from having beneficial ownership or acquiring shares of the Common Stock or any Synthetic Long Position representing no more than 25% of the total voting power and then-outstanding shares of the Common Stock.

During the Standstill Period, the Standstill Entities will not, without the prior written consent of the Board, directly or indirectly, (i) effect, initiate or encourage, or take certain other actions involving a third party, in connection with (A) any acquisition that would increase the Standstill Entities’ beneficial ownership to more than 25% of the total voting power or then-outstanding shares of the Common Stock; (B) acquisition of more than 5% of the consolidated assets of the Company and its subsidiaries; (C) acquisition of Company indebtedness; or (D) a tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, or other sale, lease or other disposition of assets of the Company and its subsidiaries representing all or substantially all of the consolidated assets of the Company; (ii) generally make or participate in a solicitation of proxies to vote the Common Stock; (iii) grant a proxy or enter into any voting arrangement with respect to the voting of the Common Stock other than in accordance and consistent with the recommendation of the Board; (iv) seek to obtain representation on the Board beyond the Series A Designees; (v) participate in a group in respect of the prohibited activities; (vi) take certain actions with any third party in respect of the prohibited activities; (vii) make a public announcement of its intention or desire to engage in any of the prohibited activities or of how it would vote with respect to any matter submitted to a vote of the holders of the Common Stock, or take any action that could reasonably be expected to require public disclosure regarding prohibited actions, including a Series A Designee resigning or failing to stand for reelection; or (viii) request, propose or otherwise seek amendment or waiver of the prohibited activities. Other than the prohibition on public announcement, the prohibitions (1) do not limit any Series A Designee from acting in his or her capacity as a director; (2) do not limit any Standstill Entity from transferring or disposing of Class A Common Stock in accordance with the Investors Rights Agreement, or from participating in a “group” composed of, or having discussions or entering into arrangements with, other Standstill Entities; (3) do not limit any confidential, non-public communications among persons associated with any Standstill Entities; and (4) do not limit any Standstill Entity from voting (I) against any proposal of a third party regarding a merger or other business combination or determining not to tender or exchange any securities pursuant to any tender or exchange offer, regardless of whether supported by the Board (except for its voting obligations in respect of the Series A Preferred Stock) or (II) in favor of any matter recommended by the Board for approval by the holders of Common Stock.

The “Standstill Period” will extend until the earliest of (i) December 6, 2015; (ii) the Company or the Board approving or recommending that the stockholders approve or convey their shares pursuant to certain proposals by third parties with respect to extraordinary transactions with the Company (“Acquisition Proposal”) or entry by the Company or a subsidiary into a definitive agreement with respect to an Acquisition Proposal; (iii) termination of the Commercial Agreement as a result of a determination by a court of competent jurisdiction that the Company had materially breached the Commercial Agreement in such a manner as would give rise to J. C. Penney’s right of termination; (iv) any person or “group” other than J. C. Penney and its affiliates acquiring or announcing its intent to acquire beneficial ownership of 25% or more of the Common Stock (or if the group includes Martha Stewart and her affiliates, 75% or more), if the Board does not publicly object to, recommend against or announce it does not intend to approve the transaction with such person or group; (v) the first day the J. C. Penney Group and their respective affiliates has not beneficially owned and/or had a Synthetic Long Position with respect to more than 5% of the outstanding shares of Class A Common Stock or total voting power for any 6-month period on a continuous basis or not had a Series A Designee on the Board for any 6-month period on a continuous basis; (vi) the commencement of a bankruptcy or similar proceeding or appointment of a receiver or similar official; or (viii) the Company or certain material subsidiaries commence or consent to liquidation, apply for or consent to the appointment of a receiver or similar official, file an answer admitting the material allegations of a petition or make a general assignment for the benefit of creditors.

Rights under Certificate of Designation

The Certificate of Designations provides that the holder of the Series A Preferred Stock (the “Holder”) will initially be entitled to designate for election and elect two individuals to the Board. For as long as the Holder is entitled to designate two Series A Designees, if the size of the Board is increased to fifteen or greater, then the number of Series A Designees will be increased to the number (rounding down to the nearest whole number) resulting from multiplying (x) the percentage of then-outstanding shares of the Common Stock owned by the J. C. Penney Group by (y) the number of directors comprising the Board. The Holder will only continue to be entitled to designate two or more Series A Designees for as long as the J. C. Penney Group owns all of the Purchased Shares (and has not entered into certain hedging transactions related to the Class A Common Stock (a “Hedging Transaction”)), subject to certain dispositions required to comply with applicable law. If the J. C. Penney Group no longer owns all of the Purchased Shares (or has entered into a Hedging Transaction), the Holder may designate one Series A Designee, for as long as the J. C. Penney Group owns at least 66 2/3% of the Purchased Shares (and has not entered into a Hedging Transaction with respect to such shares). Following the first time that the J. C. Penney Group fails to own at least 66 2/3% of the Purchased Shares (reduced by the number of Purchased Shares subject to a Hedging Transaction), the Holder will no longer have the right to designate Series A Designees for election to the Board of Directors.

Subject to applicable law and securities exchange rules and regulations, at any time during which the Holder has the right to designate two or more Series A Designees, there will be at least one Series A Designee included as a member of any committee of the Board of Directors, except for special committees established for potential conflict of interest situations the nature of which is such that membership thereon by a Series A Designee would be inappropriate, as determined in good faith by the Board of Directors, and except that only Series A Designees who qualify under the applicable rules and regulations of the applicable securities exchange and the Securities and Exchange Commission may serve on committees where such qualification is required.

In addition to any other vote or consent of a holder of the Series A Preferred Stock as required by law or by the Certificate of Incorporation, without the prior written consent of the Holder, the Company will not amend, alter or repeal (whether by amendment, merger or consolidation or otherwise) any provision of the Certificate of Incorporation or the Certificate of Designations to adversely affect the Series A Preferred Stock or authorize the issuance of additional shares of Series A Preferred Stock; provided that any amendment or alteration to the Certificate of Incorporation or any related certificate of designations to (i) increase the number of authorized shares of any class or series of capital stock of the Company (other than the Series A Preferred Stock) or (ii) incorporate the terms of a new class or series of capital stock of the Company that does not modify the rights and obligations of the Series A Preferred Stock set forth in the Certificate of Designations, will not be deemed to adversely affect the preferences, rights, privileges or powers of the Series A Preferred Stock.

Upon the occurrence of a binding share exchange, reclassification involving the Series A Preferred Stock or a merger or consolidation of the Company, so long as the J. C. Penney Group owns all of the Purchased Shares (and has not entered into a Hedging Transaction), other than certain dispositions required to comply with applicable law, the Holder will continue to have the right to designate one or more directors to the Company or such surviving or resulting entity, subject to certain conditions regarding the J. C. Penney Group’s ownership of the Company or such surviving or resulting entity immediately following the consummation of such transaction.

The Series A Preferred Stock will be cancelled upon the earliest to occur of (i) the date, if any, on which share(s) of Series A Preferred Stock are not owned of record and beneficially by the J. C. Penney Group, (ii) the date, if any, on which the Holder no longer has the right to designate any Series A Designees and (iii) the date, if any, on which the Company’s remaining assets following the dissolution and winding up of the Company have been distributed.

Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the Holder is entitled to receive for each share of Series A Preferred Stock held thereby, an amount equal to $0.01 (as adjusted for any stock dividends, combinations, splits or the like with respect to such shares), before any payment or distribution is made in respect of any Common Stock.

TRANSACTIONS WITH CHARLES KOPPELMAN

Our transactions with Charles Koppelman are described under “Compensation of Non-Employee Directors” and “Employment Agreement and Services Agreement with Charles Koppelman.”

OTHER RELATIONSHIPS

Ms. Margaret Christiansen, Ms. Stewart’s sister-in-law, is a Senior Vice President of the Company and received approximately $179,317 in compensation in 2011, inclusive of equity-based compensation. Alexis Stewart, Ms. Stewart’s daughter, and Jennifer Koppelman Hutt, Mr. Koppelman’s daughter, were employed by the Company and served as co-hosts of a Company television show and a Company radio show. The Company paid Alexis Stewart approximately $230,769 in 2011 and paid Jennifer Koppelman Hutt approximately $300,500 in 2011. Neither received equity-based compensation. Ms. Hutt’s employment with the Company terminated effective December 31, 2011. The equity-based compensation to Ms. Christiansen consisted of a single option to purchase the Class A Common Stock that was valued in determining the 2011 compensation expressed above using the Black-Scholes option valuation model (the assumptions for which are detailed in Note 9 to our 2011 audited financial statements contained in our Annual Report on Form 10-K).

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the Company’s financial statements, the Company’s independent auditor’s qualifications and independence, the performance of the Company’s independent auditor and the Company’s compliance with legal and regulatory requirements. The Board, in its business judgment, has determined that all members of the Committee are “independent,” as required by listing standards of the NYSE applicable to Audit Committee members.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor for the Company’s 2011 fiscal year, Ernst & Young LLP, was responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditor as specified in its charter. The Audit Committee has also discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

Based on the reviews and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not necessarily experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations, efforts and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Ernst & Young LLP is in fact “independent.”

Members of the Audit Committee

Todd Slotkin (Chairperson)

William Roskin

Claudia Slacik

The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP has served as our independent accounting firm since May 7, 2002. Our Audit Committee has appointed Ernst & Young as our independent registered public accounting firm to perform the audit of our financial statements for 2012. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and is expected to be available to respond to appropriate questions.

The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for each of 2011 and 2010 and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years, and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young LLP for each of fiscal 2011 and 2010.

	2011	2010
Audit fees (1)	$824,900	$844,700
Audit-related fees (2)	33,600	33,000
Tax fees (3)	37,195	60,698
All other fees	—	—

(1)	Audit fees include charges for audits of financial statements and internal control over financial reporting.
(2)	Principally for audits of the financial statements of the Company’s 401(k) employee benefit plan and other miscellaneous accounting and auditing matters.
(3)	Principally for corporate income tax compliance ($27,434 in 2011 and $49,250 in 2010), tax audits ($9,558 in 2010) and miscellaneous tax matters ($7,761 in 2011 and $1,890 in 2010).

All audit, audit-related services, tax services and other services performed in 2011 were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy provides for pre-approval of audit, audit-related and tax services on an annual basis and it also requires separate pre-approval for individual engagements anticipated to exceed pre-established thresholds. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

ANNUAL REPORTS

Upon written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 601 West 26th Street, New York, New York 10001, we will provide without charge a copy of our 2011 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. We will also furnish a requesting stockholder with any exhibit not contained therein upon specific request. Our Annual Report on Form 10-K is not proxy soliciting material.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers will therefore send a single Notice or set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy solicitation materials or if you are receiving multiple copies of the proxy solicitation materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you hold registered shares. You can notify us by sending a written request to the Corporate Secretary, Martha Stewart Living Omnimedia, Inc., 601 West 26th Street, New York, New York 10001, or call us at (212) 827-8000.

PROPOSALS OF STOCKHOLDERS

We currently intend to hold our 2013 Annual Meeting of Stockholders in May 2013. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2013 Annual Meeting of Stockholders must submit the proposal to us at our principal executive offices, addressed to our Corporate Secretary, no later than December 12, 2012. Assuming that the 2013 Annual Meeting of Stockholders is held no more than 30 days before, and no more than 60 days after, the anniversary date of the Company’s 2012 Annual Meeting of Stockholders, stockholders who intend to present a proposal at the 2013 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials or who intend to nominate a director are required to provide us notice of such proposal or nomination no later than March 25, 2013 or earlier than February 23, 2013. In the event that the date of the 2013 Annual Meeting of Stockholders is more than 30 days before, or more than 60 days after, such anniversary date, notice of any such proposal or director nomination must be provided to us no later than the later of the 60th day prior to the date of the 2013 Annual Meeting of Stockholders or the tenth day following the first public announcement of the date of the meeting or earlier than the close of business on the 90th day prior to the date of the 2013 Annual Meeting. Additionally, stockholders must comply with other applicable requirements contained in our by-laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements contained in our by-laws and applicable laws.

OTHER MATTERS

Our Board has no knowledge of any other matters to be presented at the Annual Meeting other than those described herein. If any other business properly comes before the stockholders at the Annual Meeting, however, it is intended that the proxy holders will vote on such matters in accordance with their discretion.

YOUR VOTE IS IMPORTANT. OUR BOARD URGES YOU TO VOTE VIA INTERNET, TELEPHONE

OR BY MARKING, DATING, SIGNING AND RETURNING A PROXY CARD.

If you have any questions or need assistance in voting your shares, please contact Martha Stewart Living Omnimedia, Inc. at (212) 827-8455

Appendix A

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

A-i

TABLE OF CONTENTS (continued)

A-ii

TABLE OF CONTENTS (continued)

A-iii

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

SECTION 1. INTRODUCTION.

On April 1, 2008 the Board adopted this Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan, which shall become effective upon its approval by the Company’s stockholders (the “Effective Date”). If this Plan is approved by the Company’s stockholders, this Plan will supersede the Martha Stewart Living Omnimedia, Inc. Amended and Restated 1999 Stock Incentive Plan and the Amended and Restated Martha Stewart Living Omnimedia, Inc. Non-Employee Director Stock and Option Compensation Plan (the “Prior Plans”) effective as of the Effective Date such that no further awards shall be made under the Prior Plans on or after such date. However, this Plan will not, in any way, affect awards under the Prior Plans that are outstanding as of the Effective Date. A total of 10,000,000 shares of Common Stock will be available for issuance under this Plan. As of March 24, 2008, the Prior Plans had approximately 1,850,000 shares of Common Stock available for issuance under the plans, not including shares that were subject to outstanding awards under the plans. This means that, if this Plan is approved and the Prior Plans are cancelled, the total net effect will be an increase of approximately 8,150,000 shares of Common Stock that will become available for issuance under the Company’s stock plans. If the Company’s stockholders do not approve this Plan, no Awards will be made under this Plan and the Prior Plans will continue in effect in accordance with their terms.

The purpose of this Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Service Providers the opportunity to share in such long-term success by acquiring equity in the Company. The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may be Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.

SECTION 2. DEFINITIONS.

(a) “Affiliate” means any entity other than a Parent or Subsidiary, controlled by, controlling or under common control with, the Company and designated by the Committee from time to time as such.

(b) “Award” means an Option, SAR, Stock Grant or Stock Unit.

(c) “Award Agreement” means any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

(d) “Board” means the Board of Directors of the Company, as constituted from time to time.

(e) “Cashless Exercise” means a program approved by the Committee in which payment of the aggregate Exercise Price of an Option and/or satisfaction of any applicable withholding obligations may be made, all or in part, with Shares subject to the Award, including, but not limited to, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations (such that the Participant receives Shares upon exercise or settlement of the Award, net of those Shares that must be withheld or sold to satisfy the aggregate Exercise Price and, if applicable, the Company’s withholding obligations).

(f) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award Agreement, (i) Participant’s willful failure to perform his or her duties and responsibilities to the Company or material violation of a written Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Committee and shall be conclusive and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s Service at any time as provided in Section 12(a), and the term “Company” will be interpreted to include any Parent, Subsidiary, Affiliate, or any successor thereto, if appropriate.

(g) “Change in Control” means the consummation of any of the following transactions:

(i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of both (A) thirty percent (30%) or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Power”) and (B) more than both the Outstanding Company Common Stock and the Outstanding Company Voting Power owned or controlled directly or indirectly by Martha Stewart and/or her controlled affiliates, heirs, estate, legal representative and/or beneficiaries (collectively, “Stewart”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 2(g); or

(ii) individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason not to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by Martha Stewart and her controlled affiliates (so long as such affiliates are controlled by her) at a time when such entities controlled at least a majority of the Outstanding Company Voting Power or by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination: (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (2) in the event that Stewart does not own or control at least fifty percent (50%) of the Outstanding Company Voting Power upon the consummation of the Business Combination, no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation (and such amount exceeds the amount owned or controlled by Stewart) except to the extent that such person had such ownership of the Outstanding Company Common Stock or Outstanding Company Voting Power immediately prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) approval by the shareholders of the Company or a complete liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the place of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(i) “Committee” means a committee described in Section 3.

(j) “Common Stock” means the Company’s Class A common stock, par value $.01 per share.

(k) “Company” means Martha Stewart Living Omnimedia, Inc., a Delaware corporation.

(l) “Consultant” means an individual or entity who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than services as an Employee, Director or Non-Employee Director. For purposes of clarity, an individual may be eligible under the Plan both as a Consultant and as a Non-Employee Director.

(m) “Covered Employees” means those persons identified by the Company who are or who may be subject to the limitations of Code Section 162(m).

(n) “Director” means a member of the Board, or a member of the Board of Directors of any Parent, Subsidiary or Affiliate, who is also an Employee. For purposes of clarity, an individual may be eligible under the Plan both as a Director and as an Employee.

(o) “Disability” means that the Participant is classified as disabled under the long-term disability policy of the Company or, if no such policy applies, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(p) “Employee” means any individual who is an employee of the Company, a Parent, a Subsidiary or an Affiliate. For purposes of clarity, an individual may be eligible under the Plan both as an Employee and as a Director.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

(s) “Fair Market Value” means the market price of a Share as determined in good faith by the Committee. Such determination shall be conclusive and binding on all persons. The Fair Market Value shall be determined by the following:

(i) If the Shares are admitted to trading on any established national stock exchange or market system on the date in question then the Fair Market Value shall be equal to the closing sales price for such Shares as quoted on such national exchange or system on such date; or

(ii) if the Shares are admitted to quotation or are regularly quoted by a recognized securities dealer but selling prices are not reported on the date in question, then the Fair Market Value shall be equal to the mean between the bid and asked prices of the Shares reported for such date.

(iii) In each case, the applicable price shall be the price reported in The Wall Street Journal or such other source as the Committee deems reliable; provided, however, that if there is no such reported price for the Shares for the date in question, then the Fair Market Value shall be equal to the price reported on the last preceding date for which such price exists. If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

(t) “Fiscal Year” means the Company’s fiscal year.

(u) “Immediate Family” means, except as otherwise defined by the Committee, any child, sibling, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, or brother-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) own more than fifty percent (50%) or more of the voting interests.

(v) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(w) “Key Service Provider” means an Employee, Director, Non-Employee Director and/or Consultant who has been selected by the Committee to receive an Award under the Plan.

(x) “Non-Employee Director” means a member of the Board, or a member of the Board of Directors of any Parent, Subsidiary or Affiliate, who is not an Employee. For purposes of clarity, an individual may be eligible under the Plan both as a Non-Employee Director and as a Consultant.

(y) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(z) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(aa) “Optionee” means an individual, estate or other entity that holds an Option.

(bb) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition a “corporation” shall include an S corporation (as defined in Code Section 1361, a foreign corporation (as defined in Code 7701(a)(5)), a limited liability corporation that is treated as a corporation for all U.S. Federal tax purposes, and any other entity defined as a corporation pursuant to Code Section 7701(a)(3) and Treasury Regulation Section 301.7701-2(b). A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(cc) “Participant” means an individual or estate or other entity that holds an Award.

(dd) “Performance Goals” means an objective formula or standard determined by the Committee with respect to each Performance Period utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales, (vii) revenue; (viii) expenses; (ix) cost of goods sold; (x) profit/loss or profit margin; (xi) working capital; (xii) return on capital, equity or assets; (xiii) earnings per share; (xiv) economic value added; (xv) price/earnings ratio; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) writeoffs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) operations; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) manufacturing, production or inventory; (xxix) mergers, acquisitions, investments or divestitures; (xxx) financings and/or (xxxi) customer satisfaction, each with respect to the Company and/or one or more of its Parent, Subsidiaries, Affiliates or operating units. Awards that are not intended to comply with Code Section 162(m) may take into account other factors (including subjective factors).

(ee) “Performance Period” means any period not exceeding seven (7) years as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants and the Committee may establish concurrent or overlapping Performance Periods.

(ff) “Person”means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

(gg) “Plan” means this Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan as it may be amended from time to time.

(hh) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in any manner, including through amendment, cancellation or replacement grants, or any other means.

(ii) “SAR Agreement” means the agreement described in Section 7 evidencing a Stock Appreciation Right.

(jj) “SEC” means the Securities and Exchange Commission.

(kk) “Section 16 Persons” means those officers, directors or other persons who are subject to 16 of the Exchange Act.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate if he or she is an Employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, an Employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. Further, unless otherwise determined by the Committee, a Participant’s Service will not terminate merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.

(nn) “Share” means one share of Common Stock.

(oo) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(pp) “Stock Grant” means Shares awarded under the Plan.

(qq) “Stock Grant Agreement” means the agreement described in Section 8 evidencing a Stock Grant.

(rr) “Stock Option Agreement” means the agreement described in Section 6 evidencing an Option.

(ss) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share awarded under the Plan.

(tt) “Stock Unit Agreement” means the agreement described in Section 9 evidencing a Stock Unit.

(uu) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition a “corporation” shall include an S corporation (as defined in Code Section 1361, a foreign corporation (as defined in Code 7701(a)(5)), a limited liability corporation that is treated as a corporation for all U.S. Federal tax purposes, and any other entity defined as a corporation pursuant to Code Section 7701(a)(3) and Treasury Regulation Section 301.7701-2(b). A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(vv) “10-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Board or a committee appointed by the Board shall administer the Plan. Any such committee shall generally have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m). However, the Board may also appoint one or more separate committees, each composed of one or more directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Service Providers who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Service Providers and may determine all terms of such Awards. Members of any such committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the committee and reassume all powers and authority previously delegated to the committee. Notwithstanding the foregoing, the Board shall administer the Plan with respect to all Awards granted to Non-Employee Directors. The Board and any committee appointed to administer the plan is referred to herein as the “Committee”.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have the full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i) selecting Key Service Providers who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

(iii) amending any outstanding Awards;

(iv) accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) interpreting the Plan and any Award Agreement;

(vi) correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Award Agreement;

(vii) adopting such rules or guidelines as it deems appropriate to implement the Plan;

(viii) making all other decisions relating to the operation of the Plan; and

(ix) adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by employees of the Company, its Parent, Subsidiaries and Affiliates who reside outside of the U.S., which plans and/or subplans shall be attached hereto as Appendices.

The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 4. GENERAL.

(a) General Eligibility. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible to participate in the Plan.

(b) Incentive Stock Options. Only Key Service Providers who are Employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Service Provider who is a 10-Percent Stockholder shall not be eligible for the grant of an ISO unless the requirements set forth in Code Section 422(c)(5) are satisfied.

(c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d) Beneficiaries. Unless stated otherwise in an Award Agreement and then only to the extent permitted by applicable law, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e) Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award. If performance conditions are included in Awards to Covered Employees and such Awards are intended to qualify as “performance-based compensation” under Code Section 162(m), then such Awards will be subject to the achievement of Performance Goals with respect to a Performance Period established by the Committee. Such Awards shall be granted and administered pursuant to the requirements of Code Section 162(m). Before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Service Providers who are not Covered Employees need not comply with the requirements of Code Section 162(m).

(f) No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

(g) Termination of Service. Unless the applicable Award Agreement or, with respect to a Participant who resides in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the maximum term of the Option and/or SAR as applicable): (i) if Service is terminated for Cause, then all unexercised Options and/or SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (ii) if Service is terminated for any reason other than for Cause, death or Disability, then the vested portion of his or her then-outstanding Options and/or SARs may be exercised by such Participant or his or her personal representative within three (3) months after the date of such termination; or (iii) if Service is terminated due to death or Disability, the vested portion of his or her then-outstanding Options and/or SARs may be exercised within twelve (12) months after the date of such termination.

(h) Director Fees The Board may, in its sole and absolute discretion, permit each Non-Employee Director to elect to receive a Stock Grant or Stock Unit under the Plan in lieu of payment of all or a specified portion of his or her directors’ fees based on the Fair Market Value of the Shares on the date any directors’ fees would otherwise be paid. Any amount of directors’ fees not elected to be received as a Stock Grant or Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures. Shares granted under this Section 4(h) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury shares. The aggregate number of Shares reserved for Awards under the Plan is 10,000,000 Shares, subject to adjustment pursuant to Section 10.

(b) Additional Shares. If Awards are forfeited or are terminated for any reason before vesting or being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. SARs to be settled in Shares shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs. If Awards are settled in cash, the Shares that would have been delivered had there been no cash settlement shall not be counted against the Shares available for issuance under the Plan.

(c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not reduce the number of Shares available for Awards.

(d) Share Limits.

(i) Limits on Options. No Key Service Provider shall receive Options during any Fiscal Year covering in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10. The aggregate maximum number of Shares that may be issued in connection with ISOs shall be 10,000,000 Shares, subject to adjustment pursuant to Section 10.

(ii) Limits on SARs. No Key Service Provider shall receive SARs during any Fiscal Year covering in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10.

(iii) Limits on Stock Grants and Stock Units. No Key Service Provider shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 1,500,000 Shares, subject to adjustment pursuant to Section 10.

(iv) Application of Limits to Key Service Providers in Multiple Roles. For purposes of clarity, if any Key Service Provider provides services to the Company, a Parent, Subsidiary or Affiliate in more than one role and each such role would separately make such Key Service Provider eligible for Awards under the Plan, then the limits set forth in this Section 5(d) shall apply separately to each such role.

(e) Non-Employee Directors. No Non-Employee Directors shall receive Awards during any Fiscal Year covering, in the aggregate, in excess of 200,000 Shares; provided that any Awards received in consideration of such Non-Employee Directors’ service as a Consultant or pursuant to an election under Section 4(h) shall not count against such limit.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Option granted under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement.

The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option, which number is subject to adjustment in accordance with Section 10.

(c) Exercise Price. Each Stock Option Agreement shall specify the Option’s Exercise Price which shall be established by the Committee and is subject to adjustment in accordance with Section 10. The Exercise Price of an Option shall not be less than one hundred percent (100%) of the Fair Market Value (one hundred ten percent (110%) for an ISO granted to a 10-Percent Stockholder) on the date of grant.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable and/or may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). The Stock Option Agreement shall also specify the maximum term of the Option; provided that the maximum term of an Option shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated vesting in connection with certain events. Notwithstanding any other provision of the Plan or the Stock Option Agreement, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement.

(e) Payment for Option Shares. The Exercise Price of an Option shall be paid in cash at the time of exercise, except as follows and if so provided for in the applicable Stock Option Agreement:

(i) Surrender of Stock. Payment of all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration (e.g., to avoid financial accounting charges to the Company’s earnings).

(ii) Cashless Exercise. Payment of all or a part of the Exercise Price may be made through Cashless Exercise.

(iii) Other Forms of Payment. Payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, except to the extent permitted by applicable law, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 6(e).

(f) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option and, unless there is approval by the Company stockholders, the Committee may not Re-Price outstanding Options.

(g) Assignment or Transfer of Options. No Option or interest therein shall be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonstatutory Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Optionee’s Immediate Family. An Option may be exercised, subject to the terms of the Plan and the applicable Stock Option Agreement, only by the Optionee, the guardian or legal representative of the Optionee, a beneficiary designated pursuant to Section 4(d) below, or any person to whom such Option is transferred pursuant to this paragraph.

SECTION 7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. An SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains, which number is subject to adjustment in accordance with Section 10.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price, which is subject to adjustment in accordance with Section 10. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. The Exercise Price of a SAR shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable and/or may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). The SAR Agreement shall also specify the maximum term of the SAR which shall not exceed ten (10) years from the date of grant. A SAR Agreement may provide for accelerated exercisability in connection with certain events. SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or at any subsequent time, but not later than six months before the expiration of such NSO. Notwithstanding any other provision of the Plan or the SAR Agreement, no SAR can be exercised after the expiration date provided in the applicable SAR Agreement.

(e) Exercise of SARs. If, on the date an outstanding and otherwise exercisable SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any vested portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such vested portion. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, no modification of a SAR shall, without the consent of the Participant, impair his or her rights or obligations under such SAR and, unless there is approval by the Company stockholders, the Committee may not Re-Price outstanding SARs.

(g) Assignment or Transfer of SARs. No SAR or interest therein shall be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s Immediate Family. A SAR may be exercised, subject to the terms of the Plan and the applicable SAR Agreement, only by the Participant, the guardian or legal representative of the Participant, a beneficiary designated pursuant to Section 4(d) below, or any person to whom such SAR is transferred pursuant to this paragraph.

SECTION 8. TERMS AND CONDITIONS FOR STOCK GRANTS.

(a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of a Stock Grant. A Stock Grant may be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

(b) Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement. The provisions of the Stock Grant Agreements entered into under the Plan need not be identical.

(c) Payment for Stock Grants. Stock Grants may be issued with or without cash consideration under the Plan.

(d) Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Grant Agreement which may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). A Stock Grant Agreement may provide for accelerated vesting in connection with certain events.

(e) Assignment or Transfer of Stock Grants. No unvested Stock Grant shall be transferred, anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s Immediate Family.

(f) Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares and any Shares received as a dividend pursuant to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5, including the limitations set forth in Sections 5(d) and (e).

(g) Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares. Notwithstanding the preceding sentence or anything to the contrary, no modification of a Stock Grant shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant.

SECTION 9. TERMS AND CONDITIONS OF STOCK UNITS.

(a) Stock Unit Agreement. Each Stock Unit granted under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit pertains, which number is subject to adjustment in accordance with Section 10.

(c) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(d) Vesting Conditions. Each Stock Unit may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement which may include time-based vesting or performance-based vesting (including Performance Goals pursuant to Section 4(e)). A Stock Unit Agreement may provide for accelerated vesting in connection with certain events.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.

(f) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. Notwithstanding the preceding sentence or anything to the contrary, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

(i) Assignment or Transfer of Stock Units. Stock Units shall not be transferred, anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law or otherwise, or be made subject to execution, attachment or similar process, other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such Participant’s Immediate Family.

SECTION 10. PROTECTION AGAINST DILUTION.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a recapitalization, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, an extraordinary corporate transaction, such as any merger, consolidation, separation (including a spin-off), any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee shall make appropriate and equitable adjustments in one or more of:

(i) the number of Shares and the kind of shares or securities available for future Awards under Section 5;

(ii) the limits on Awards specified in Section 5;

(iii) the number of Shares and the kind of shares or securities covered by each outstanding Award;

(iv) the Exercise Price under each outstanding SAR or Option;

(v) any applicable performance-based vesting provisions set forth in an outstanding Award, whether or not such provisions include Performance Goals or otherwise; or

(vi) any other term or provision of the Plan or any outstanding Award necessary to ensure that there is no increase or decrease in the value of Awards that may be issued under the Plan or the value of any outstanding Award.

(b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 10 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 10 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 11. EFFECT OF A CHANGE IN CONTROL.

(a) Change in Control. In the event of a Change in Control, except as otherwise provided in the applicable Award Agreement, the Committee may provide, in its sole discretion and without the Participant’s consent, without limitation, for the assumption of outstanding Awards, the substitution of outstanding Awards with substantially the same terms by the surviving corporation or its parent, or the continuation of outstanding Awards by the Company (if the Company is a surviving corporation).

(b) Acceleration. Notwithstanding the foregoing or any other provision of the Plan to the contrary, except as otherwise provided in the applicable Award Agreement, the vesting of and, if applicable, ability to exercise any Award that is outstanding on the date a Change in Control is consummated shall accelerate such that such Awards shall be fully vested and, if applicable, exercisable on the date the Change in Control is consummated.

(c) Dissolution. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

SECTION 12. LIMITATIONS ON RIGHTS.

(a) Participant Rights. A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Except as otherwise provided in any contractual arrangement with a U.S. Participant, any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and any applicable written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award, except as is otherwise provided in any contractual arrangement with a U.S. Participant.

(b) Stockholders’ Rights. Except as provided in Sections 8(f) and 9(f), a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Sections 9(f) and 10.

(c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any tax or withholding obligations that arise in connection with his or her Award. The Company shall have the right to deduct from any amount payable under the Plan, including delivery of Shares to be made pursuant to an Award granted under the Plan, all federal, state, city, local or foreign taxes of any kind required by law to be withheld with respect to such payment and any other required deductions and the Company may take any such actions as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes and other deductions. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by Cashless Exercise, by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired; provided that Shares withheld or previously owned Shares that are tendered shall not exceed the amount necessary to satisfy the Company’s tax withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes and foreign taxes, if applicable, unless the previously owned Shares have been held for the minimum duration necessary to avoid financial accounting charges under applicable accounting guidance or as otherwise permitted by the Committee in its sole and absolute discretion. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan shall become effective upon its approval by the Company’s stockholders. The Plan shall terminate on March 31, 2018 and may be terminated on any earlier date pursuant to this Section 14.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. Any such termination of the Plan, or any amendment thereof, shall not impair any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent such approval is required by applicable laws, regulations or rules.

AMENDMENT NO. 1

TO THE

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”), hereby amends the Plan, effective as of             as follows:

Section 5(a) is amended by the deleting the last sentence and substituting the following:

The aggregate number of Shares reserved for Awards under the Plan is 14,557,272, Shares subject to adjustment pursuant to Section 10.

MARTHA STEWART LIVING OMNIMEDIA, INC 601 WEST 26TH STREET NEW YORK, NY 10001 VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 22, 2012. Have your proxy . card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/mso You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 22, 2012. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M45823-P22647 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MARTHA STEWART LIVING OMNIMEDIA, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote number(s) of the nominee(s) on the line below. FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: !! ! 1. To elect the following nominees as directors: 01) Martha Stewart 05) Arlen Kantarian 02) Lisa Gersh 06) William Roskin 03) Charlotte Beers 07) Margaret Smyth 04) Frederic Fekkai For Against Abstain 2. To amend the Omnibus Stock and Option Compensation Plan to increase the number of shares. ! ! ! 3. To approve, by advisory vote, the compensation of the named executive officers as disclosed in the proxy statement. ! ! ! NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fi duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized offi cer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the 2012 Annual Meeting of Stockholders, Proxy Statement, 2011 Annual Report and Stockholder Letters are available at www.proxyvote.com. M45824-P22647 MARTHA STEWART LIVING OMNIMEDIA, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 23, 2012 12:00 PM THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARTHA STEWART LIVING OMNIMEDIA, INC. The undersigned hereby appoints Lisa Gersh, Kenneth West and Daniel Taitz as proxies and attorneys in-fact, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, all the shares of Class A Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”) standing in the name of the undersigned on March 28, 2012, with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held via live webcast at www.virtualshareholdermeeting.com/mso on May 23, 2012 or at any adjournment or postponement thereof. Receipt of the Notice of the 2012 Annual Meeting of Stockholders, Proxy Statement and 2011 Annual Report is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, the proxy will be voted “FOR” the election of each of the nominees for director in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3, and in the discretion of the proxies upon such other matters as may properly come before the 2012 Annual Meeting. In order for your vote to be submitted by proxy, you must (i) properly complete the telephone or Internet voting instructions no later than 11:59 p.m. Eastern Time on May 22, 2012 or (ii) properly complete and return this proxy card so your vote is received prior to the vote at the 2012 Annual Meeting of Stockholders. Continued and to be signed on reverse side